As filed with the Securities and Exchange Commission on May 18, 2000
                                             Securities Act File No. 333-_____
                                      Investment Company Act File No. 811-7794

------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                        ------------------------------

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                        ------------------------------

     [ ] Pre-Effective Amendment No.      [ ] Post-Effective Amendment No.

                       (Check appropriate box or boxes)
                        ------------------------------

                   MERRILL LYNCH AMERICAS INCOME FUND, INC.
            (Exact Name Of Registrant As Specified In Its Charter)
                        ------------------------------

                                (609) 282-2800
                       (Area Code And Telephone Number)
                        ------------------------------

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                   (Address Of Principal Executive Offices:
                    Number, Street, City, State, Zip Code)
                        ------------------------------

                                Terry K. Glenn
                   Merrill Lynch Americas Income Fund, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name And Address Of Agent For Service)
                        ------------------------------

                                  Copies to:

  FRANK P. BRUNO, ESQ.                    MICHAEL J. HENNEWINKEL, ESQ.
    BROWN & WOOD LLP                     MERRILL LYNCH ASSET MANAGEMENT
 One World Trade Center                      800 Scudders Mill Road
 New York, NY 10048-0557                      Plainsboro, NJ 08536

                        ------------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
                        ------------------------------

     Title of Securities Being Registered: Common Stock, Par Value $.10 per share.

     No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

------------------------------------------------------------------------------

                        WORLDWIDE DOLLARVEST FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On August 23, 2000

TO THE STOCKHOLDERS OF
         WORLDWIDE DOLLARVEST FUND, INC.:

     NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the "Meeting") of Worldwide DollarVest Fund, Inc. ("Worldwide DollarVest") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on August 23, 2000 at 10:00 a.m., Eastern time, for the following purposes:

          (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for (i) the acquisition of substantially all of the assets of Worldwide DollarVest by Merrill Lynch Americas Income Fund, Inc. ("Americas Income"), and the assumption of substantially all of the liabilities of Worldwide DollarVest by Americas Income, in exchange solely for an equal aggregate value of newly-issued Class A shares of common stock of Americas Income and (ii) the distribution by Worldwide DollarVest of such Class A shares of Americas Income to stockholders of Worldwide DollarVest. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Worldwide DollarVest and the termination of its registration under the Investment Company Act of 1940, as amended;

          (2) To elect a Board of Directors for Worldwide DollarVest to serve for the ensuing year;

          (3) To consider and act on a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of Worldwide DollarVest for its current fiscal year; and

          (4) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     The Board of Directors of Worldwide DollarVest has fixed the close of business on June 27, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     A complete list of the stockholders of Worldwide DollarVest entitled to vote at the Meeting will be available and open to the examination of any stockholder of Worldwide DollarVest for any purpose germane to the Meeting during ordinary business hours from and after August 9, 2000 at the offices of Worldwide DollarVest, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Worldwide DollarVest.

                                        By Order of the Board of Directors,


                                        IRA P. SHAPIRO
                                        Secretary

Plainsboro, New Jersey
Dated:                 , 2000

The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             SUBJECT TO COMPLETION

         PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED MAY 18, 2000

                        WORLDWIDE DOLLARVEST FUND, INC.
                   MERRILL LYNCH AMERICAS INCOME FUND, INC.
                P.O. Box 9011, Princeton, New Jersey 08543-9011
                                (609) 282-2800

                       ANNUAL MEETING OF STOCKHOLDERS OF
                        WORLDWIDE DOLLARVEST FUND, INC.

                                AUGUST 23, 2000

     This Proxy Statement and Prospectus is being sent to you because you are a stockholder of Worldwide DollarVest Fund, Inc. ("Worldwide DollarVest"), a Maryland corporation. An Annual Meeting of the stockholders of Worldwide DollarVest will be held on August 23, 2000 to consider several items that are listed below and discussed in greater detail elsewhere in the Proxy Statement and Prospectus. The Board of Directors of Worldwide DollarVest is requesting its stockholders to submit a proxy to be used at the Annual Meeting to vote the shares held by the stockholder submitting the proxy.

     The proposals to be considered at the Annual Meeting are:

     1. To approve or disapprove an Agreement and Plan of Reorganization between Worldwide DollarVest and Merrill Lynch Americas Income Fund, Inc. ("Americas Income");

     2.   To elect a Board of Directors for Worldwide DollarVest;

     3. To ratify the selection of Deloitte & Touche LLP as independent auditors of Worldwide DollarVest; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction whereby Americas Income will acquire substantially all the assets and assume substantially all of the liabilities of Worldwide DollarVest in exchange for Class A shares of common stock of Americas Income, which will then be distributed to the stockholders of Worldwide DollarVest. This transaction is referred to in this Proxy Statement and Prospectus as the "Reorganization." After completion of the Reorganization, Worldwide DollarVest will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will dissolve in accordance with the laws of the State of Maryland.

     The Reorganization is contingent upon the approval by stockholders of Americas Income of a proposal to amend the investment objective and policies of Americas Income. As proposed to be amended, the investment objective of Americas Income will be to provide a high level of current income by investing in debt obligations of issuers located in emerging market countries, with a secondary objective of capital appreciation. Although it is intended that Americas Income will amend its investment objective and policies and change its name to Merrill Lynch Emerging Markets Debt Fund, Inc. prior to the Reorganization, this Proxy Statement refers to the proposed acquiring fund as Americas Income.

     The current prospectus relating to Americas Income, dated March 30, 2000, as supplemented (the "Americas Income Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Stockholders of Americas Income for the year ended December 31, 1999 also accompanies this Proxy Statement and Prospectus.

                             -------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

                             -------------------

     This Proxy Statement and Prospectus sets forth concisely the information about Americas Income that a stockholder of Worldwide DollarVest should know before considering the Reorganization and should be retained for future reference. Worldwide DollarVest has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

                             -------------------

      The date of this Proxy Statement and Prospectus is           , 2000

     A statement of additional information relating to the Reorganization (the "Statement of Additional Information") is on file with the Securities and Exchange Commission (the "Commission"). It is available from Americas Income without charge, upon request by calling 1-800-456-4587, ext. 123 or by writing Americas Income at its principal executive offices. The Statement of
Additional Information, dated             , 2000, is incorporated by reference
into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference and other information regarding the Funds.

     The address of the principal executive offices of both Worldwide DollarVest and Americas Income is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.



                                              TABLE OF CONTENTS

                                                                                                           Page
INTRODUCTION.................................................................................................1
ITEM 1.    THE REORGANIZATION................................................................................2
SUMMARY......................................................................................................2
The Reorganization...........................................................................................2
RISK FACTORS AND SPECIAL CONSIDERATIONS......................................................................9
COMPARISON OF THE FUNDS.....................................................................................11
Financial Highlights........................................................................................11
Differences Between Open-End and Closed-End Investment Companies............................................13
Alternatives to the Reorganization..........................................................................16
Information About Americas Income...........................................................................16
Information About Worldwide DollarVest......................................................................17
Investment Restrictions.....................................................................................17
Management..................................................................................................18
Purchase of Shares..........................................................................................19
Redemption of Shares........................................................................................19
Performance.................................................................................................19
Stockholder Rights..........................................................................................20
Dividends...................................................................................................20
Automatic Dividend Reinvestment Plan........................................................................21
Tax Information.............................................................................................21
Portfolio Transactions......................................................................................21
Portfolio Turnover..........................................................................................21
Additional Information......................................................................................21
THE REORGANIZATION..........................................................................................22
General.....................................................................................................22
Procedure...................................................................................................23
Terms of the Agreement and Plan.............................................................................23
Potential Benefits to Stockholders as a Result of the Reorganization........................................24
Tax Consequences of the Reorganization......................................................................25
Capitalization..............................................................................................26

ITEM 2.    ELECTION OF DIRECTORS............................................................................27
Committee and Board Meetings................................................................................29
Compliance with Section 16(a) of the Securities Exchange Act of 1934........................................29
Interested Persons..........................................................................................30
Compensation of Directors...................................................................................30

ITEM 3.    SELECTION OF INDEPENDENT AUDITORS................................................................31
INFORMATION CONCERNING THE ANNUAL MEETING...................................................................32
Date, Time and Place of Meeting.............................................................................32
Solicitation, Revocation and Use of Proxies.................................................................32
Record Date and Outstanding Shares..........................................................................32
Security Ownership of Certain Beneficial Owners and Management of Worldwide DollarVest and
    Americas Income.........................................................................................32
Voting Rights and Required Vote.............................................................................32
ADDITIONAL INFORMATION......................................................................................33
LEGAL PROCEEDINGS...........................................................................................34
LEGAL OPINIONS..............................................................................................34
EXPERTS.....................................................................................................34
STOCKHOLDER PROPOSALS.......................................................................................34
EXHIBIT I agreement and plan of reorganization.............................................................I-1

                                 INTRODUCTION

         This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Worldwide DollarVest for use at an annual meeting of stockholders of Worldwide DollarVest (the "Meeting") to be held at the offices of Merrill Lynch Asset Management ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on August 23, 2000, at 10:00 a.m., Eastern time. The mailing address for Worldwide DollarVest is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is July __, 2000.

         Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Worldwide DollarVest at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" each of the following items: (1) to approve the Agreement and Plan of Reorganization between Americas Income and Worldwide DollarVest (the "Agreement and Plan"); (2) to elect a Board of Directors of Worldwide DollarVest to serve for the ensuing year; and (3) to ratify the selection of independent auditors for Worldwide DollarVest for its current fiscal year.

         With respect to Item 1, assuming a quorum is present at the Meeting, approval of the Agreement and Plan will require the affirmative vote of a majority of the outstanding shares of Worldwide DollarVest. With respect to
Item 2, assuming a quorum is present at the Meeting, election of the Directors of Worldwide DollarVest will require the affirmative vote of a plurality of the votes cast by the holders of shares of Worldwide DollarVest's common stock represented at the Meeting and entitled to vote. A "plurality of the votes cast" means that the candidates must receive more votes than any other candidates for the same positions, but not necessarily a majority of votes cast. With respect to Item 3, assuming a quorum is present at the Meetings, approval of the ratification of the selection of independent auditors of Worldwide DollarVest will require the affirmative vote of a majority of the votes cast by the holders of shares of common stock of Worldwide DollarVest represented at the Meeting in person or by proxy, and entitled to vote.

         Only holders of record of shares of Worldwide DollarVest at the close of business on June 27, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournment thereof. At the close of business on
the Record Date, there were       shares of Worldwide DollarVest common stock
issued and outstanding and entitled to vote.

         The Board of Directors of Worldwide DollarVest knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         This Proxy Statement and Prospectus serves as a prospectus of Americas Income under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Americas Income to Worldwide DollarVest pursuant to the terms of the Agreement and Plan.

         Merrill Lynch Asset Management, L.P. ("MLAM") acts as the investment adviser to Americas Income, and Fund Asset Management, L.P. ("FAM") acts as investment adviser to Worldwide DollarVest. MLAM and FAM sometimes are referred to herein collectively as the "Advisers" and individually as an "Adviser" as the context requires.

                          ITEM 1. THE REORGANIZATION

                                    SUMMARY

         The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

         In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Worldwide DollarVest by Americas Income in exchange for the Corresponding Shares (as defined below) and the subsequent distribution of Corresponding Shares to the stockholders of Worldwide DollarVest; and (ii) the subsequent deregistration and dissolution of Worldwide DollarVest.

The Reorganization

         At a meeting of the Board of Directors of Worldwide DollarVest held on April 26, 2000, the Board of Directors approved a proposal that Americas Income, an open-end investment company, acquire substantially all of the assets, and assume substantially all of the liabilities, of Worldwide DollarVest in exchange solely for Class A shares of common stock of Americas Income to be distributed to the stockholders of Worldwide DollarVest (the "Corresponding Shares").

         Based upon their evaluation of all relevant information, the Board of Directors of Worldwide DollarVest has determined that the Reorganization will potentially benefit the stockholders of Worldwide DollarVest. Specifically, the Directors considered that after the Reorganization, Worldwide DollarVest stockholders will remain invested in a non-diversified investment company that seeks a high level of current income. Worldwide DollarVest is a closed-end investment company. If the Reorganization takes place, stockholders of Worldwide DollarVest will be invested in an open-end investment company with a substantially larger net asset value. As part of a larger fund following the Reorganization, Worldwide DollarVest stockholders are likely to benefit from reduced overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization. The Board also considered the relative tax positions of the Funds' portfolios. See "Summary--Pro Forma Fee Tables" and "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization."

         Since the Corresponding Shares of Americas Income will be issued at net asset value and the shares of Worldwide DollarVest will be valued at net asset value for the purposes of the exchange by the stockholders of Worldwide DollarVest of such shares for the Corresponding Shares, the holders of shares of Worldwide DollarVest will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of Worldwide DollarVest or Americas Income would hold a reduced percentage of ownership in the Combined Fund than he or she did in Worldwide DollarVest or Americas Income prior to the Reorganization.

         The Reorganization is contingent upon receipt of the approval of the stockholders of Americas Income of certain proposed amendments to the investment objective and policies of Americas Income.

         If all of the requisite approvals of the Reorganization are obtained, and if the stockholders of Americas Income approve the proposal to amend the investment objective and policies of Americas Income, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that Worldwide DollarVest and Americas Income have obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service (the "IRS") or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Worldwide DollarVest, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Directors of Worldwide DollarVest and the Board of Directors of Americas Income; (ii) by the Board of Directors of Worldwide DollarVest if any condition to Worldwide DollarVest's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Americas Income if any condition to Americas Income's obligations has not been fulfilled or waived by such Board.

Pro Forma Fee Tables

         The tables below provide information about the fees and expenses attributable to shares of each Fund and, assuming the Reorganization takes place, the estimated annualized fees and expenses attributable to shares of the Combined Fund.

                       Actual and Pro Forma Fee Table for Stockholders of Worldwide DollarVest, Class A
                        Stockholders of Americas Income and Class A Stockholders of the Combined Fund*
                                             as of February 29, 2000 (unaudited)

                                                                                     Actual
                                                                         -----------------------------------       Combined
                                                                         Worldwide          Americas Income          Fund
                                                                         DollarVest             Class A            Class A*
                                                                         -------------      ----------------       --------
Stockholders Fees
(fees paid directly from your investment) (a):
   Maximum Sales Charge (Load) Imposed on                                   None                  4.00%(b)         4.00%(b)
     Purchases (as a percentage of offering price).............
   Maximum Deferred Sales Charge (Load) (as a percentage
     of original purchase price or redemption proceeds,                     None                  None(c)          None(c)
     whichever is lower).......................................
   Maximum Sales Charge (Load) Imposed on Dividend Reinvestment             None                  None             None
   Redemption Fee..............................................             None                  None             None
   Exchange Fee................................................             None                  None             None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) (including
leverage):
Investment Advisory Fee........................................            0.68%(d)               0.60%(d)         0.65%(d)
Distribution and/or Service (12b-1) Fees.......................            None                   None             None
Interest Payments on Borrowed Funds............................            0.75%                  None             0.43%
Other Expenses (e).............................................            0.60%                  1.27%            0.59%
                                                                           -----                  -----            -----
Total Fund Operating Expenses (including leverage)                         2.03%                  1.87%            1.67%
                                                                           =====                  =====            =====

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) (excluding
leverage):
Investment Advisory Fee........................................            0.60%                  0.60%            0.60%
Distribution and/or Service (12b-1) Fees.......................            None                   None             None
Interest Payments on Borrowed Funds                                        None                   None             None
Other Expenses (e) ............................................            0.60%                  1.27%            0.59%
                                                                           -----                  -----            -----
Total Fund Operating Expenses (excluding leverage)                         1.20%                  1.87%            1.19%
                                                                           =====                  =====            =====

-----------------------------
(*) The expenses for the Combined Fund represent the estimated annualized expenses as of February 29, 2000 assuming Americas Income had acquired all of the assets and liabilities of Worldwide DollarVest on that date.
(a) In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") may charge clients a processing fee (currently $5.35) when a client buys or redeems shares of an open-end fund.
(b) Some investors may qualify for reductions in the sales charge (load). The sales charge applicable to Class A shares of the Combined Fund will be waived with respect to Corresponding Shares issued to stockholders of Worldwide DollarVest in the Reorganization.
(c) A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(d) Americas Income pays MLAM an investment advisory fee of 0.60% of its average daily net assets plus the principal amount of borrowings incurred by Americas Income for leveraging purposes. Worldwide DollarVest pays
     FAM an investment advisory fee of 0.60% of its average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The Combined Fund will pay MLAM an investment advisory fee of 0.60% of its average daily net assets plus the principal amount of borrowings incurred by the Combined Fund for leveraging purposes. See "Comparison of the Funds -- Management."
(e) Americas Income pays the transfer agent $11.00 for each Class A and Class D stockholder account and $14.00 for each Class B and Class C stockholder account and reimburses the transfer agent's out-of-pocket expenses. Americas Income pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. Americas Income also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended December 31, 1999, Americas Income paid the transfer agent fees totaling $63,927. The Investment Advisory Agreements provide that Americas Income and Worldwide DollarVest reimburse the Investment Adviser for its costs in providing accounting services to the Fund. For the fiscal year ended December 31, 1999, Americas Income reimbursed the Investment Adviser $98,374 for these services. For the fiscal year ended November 30, 1999, Worldwide DollarVest reimbursed the Investment Adviser $95,303 for these services.

EXAMPLES:

These examples assume that you invest $10,000 in the relevant Fund and where applicable, the class of shares, for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that each Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                    1 Year       3 Years         5 Years         10 Years
-------------------------------------------------- ---------- -------------- ----------------- --------------
-------------------------------------------------- ---------- -------------- ----------------- --------------
Worldwide DollarVest (including leverage)               $206           $637            $1,093         $2,358
Worldwide DollarVest (excluding leverage)               $122           $381            $  660         $1,455
Americas Income (Class A) (including leverage)          $582           $964            $1,371         $2,503
Americas Income (Class A) (excluding leverage)          $582           $964            $1,371         $2,503
Combined Fund (Class A) (including leverage)*           $563           $905            $1,271         $2,297
Combined Fund (Class A) (excluding leverage)*           $516           $763            $1,028         $1,785

* Assuming the Reorganization took place on February 29, 2000.

         The foregoing Pro Forma Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a Worldwide DollarVest or Americas Income stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and use a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See "Summary," "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization" and "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."

Worldwide DollarVest.............    Worldwide DollarVest was incorporated
                                     under the laws of the State of Maryland
                                     on November 12, 1993 as a
                                     non-diversified, closed-end investment
                                     company. It commenced operations on
                                     January 28, 1994.

                                     As of March 31, 2000, Worldwide DollarVest had net assets of approximately $41.8 million. Worldwide DollarVest is listed on the New York Stock Exchange ("NYSE") under the symbol "WDV."

Americas Income..................    Americas Income was incorporated under
                                     the laws of the State of Maryland on June
                                     10, 1993 as a non-diversified, open-end
                                     investment company. It commenced
                                     operations on August 27, 1993.
                                     As of March 31, 2000, Americas Income had net assets of approximately $30.1 million.

Comparison of the Funds..........    Investment Objectives. The investment
                                     objectives of Americas Income, as
                                     proposed to be amended, and Worldwide
                                     DollarVest are similar, though not
                                     identical. If stockholders of Americas
                                     Income approve a proposed amendment to
                                     its investment objective, Americas Income will seek to provide a high level of current income by investing in debt obligations of issuers located in emerging market countries, with a secondary objective of capital appreciation. Worldwide DollarVest seeks high current income by investing exclusively in a portfolio of U.S.
                                     dollar-denominated securities,
                                     substantially all of which will be debt
                                     securities, with a secondary objective of capital appreciation. The Reorganization will not take place if stockholders of Americas Income do not approve the amendment to that Fund's investment objective.

                                     Portfolio Management. MLAM serves as the investment adviser for Americas Income. FAM serves as the investment adviser for Worldwide DollarVest. Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for both Americas Income and Worldwide DollarVest. Romualdo Roldan has served as portfolio manager for Americas Income since December 1998 and will serve as portfolio manager of the combined fund (the "Combined Fund") following the Reorganization. Vincent T. Lathbury, III has served as portfolio manager of Worldwide DollarVest since November 1993.

                                     MLAM was organized as an investment
                                     adviser in 1977 and offers investment
                                     advisory services to more than 40
                                     registered investment companies. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. MLAM and FAM are part of the Asset Management Group of ML & Co. The Asset Management Group had approximately $568 billion in investment company and other portfolio assets under management as of March 2000. This amount includes assets managed for Merrill Lynch affiliates.

                                     Advisory Fees. Pursuant to an investment advisory agreement between Americas Income and MLAM, Americas Income pays MLAM a monthly fee at the annual rate of 0.60% of its average daily net assets, plus the principal amount of borrowings incurred by Americas Income for leveraging purposes. Pursuant to an investment advisory agreement between Worldwide DollarVest and FAM, Worldwide DollarVest pays FAM a monthly fee at the annual rate of 0.60% of its average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage. After the Reorganization the advisory fee paid by the Combined Fund to MLAM would be at the annual rate of 0.60% of the Combined Fund's average daily net assets plus the principal amount of borrowings incurred by the Combined Fund for leveraging purposes.

                                     Class Structure. Americas Income offers
                                     four classes of shares under the Merrill
                                     Lynch Select Pricing System.(SM)
                                     Worldwide DollarVest, as a closed-end
                                     investment company, issues shares of one class of common stock, which are publicly traded on the NYSE. Following the Reorganization, Worldwide DollarVest stockholders will be invested in Class A shares of Americas Income, which are not subject to ongoing account maintenance or distribution fees. No sales charge will be assessed on Class A shares issued to Worldwide DollarVest stockholders in the Reorganization. See "Comparison of the Funds--Purchase of Shares" and "Additional Information--Stockholder
                                     Services."

                                     Overall Expense Ratio. As of February 29,
                                     2000, the total operating expense ratio
                                     per share of Worldwide DollarVest was
                                     1.20% (excluding leverage and interest
                                     expense fees) and 2.03% (including
                                     leverage and interest expense fees)
                                     (based on net assets of approximately
                                     $41.8 million) and for Americas Income
                                     Class A shares was 1.87% (based on Class
                                     A net assets of approximately $1.7
                                     million). If the Reorganization had taken place on that date, the total operating expense ratio for the Combined Fund Class A shares on a pro forma basis would have been 1.19% (excluding leverage and interest expense fees) and 1.67% (including leverage and interest expense fees) (based on net assets of approximately $43.5 million). See "Summary--Pro Forma Fee Tables."

                                     Purchase of Shares. Class A shares of
                                     Americas Income are offered continuously for sale to the public, and investors typically purchase shares through a Merrill Lynch financial consultant or through Financial Data Services, Inc. (the "Transfer Agent"). Worldwide DollarVest shares of common stock are typically purchased through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer, or through a privately negotiated transaction with an existing stockholder. See "Comparison of the Funds--Purchase of Shares."

                                     Redemption/Sale of Shares. Shares of
                                     Americas Income may be redeemed on any
                                     day on which the NYSE is open for trading at the net asset value per share next determined after the initial receipt by Americas Income of a proper notice of redemption. Shares of Worldwide DollarVest are not redeemable and may only be sold on the NYSE through a registered broker-dealer, thereby incurring a brokerage commission set by the broker-dealer, or sold through privately negotiated transactions with existing stockholders.

                                     For the purposes of purchase and sale or redemption of shares, Americas Income shares are priced at net asset value while Worldwide DollarVest shares are priced at the market price on the NYSE. See "Comparison of the Funds/Additional Information/Net Asset Value." And "Comparison of the Funds/Purchase of Shares."

                                     Dividends. Americas Income pays dividends from net investment income, if any, annually, and distributes all net realized capital gains to stockholders at least annually. Worldwide DollarVest pays dividends monthly and distributes substantially all of its net investment income monthly. Net capital gains, if any, are distributed to Worldwide DollarVest stockholders at least annually. See "Comparison of the Funds--Dividends."

                                     Net Asset Value. Americas Income
                                     determines the net asset value of its
                                     Class A shares of common stock once daily and Worldwide DollarVest determines the net asset value of its shares of common stock once weekly, in each case as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Both Funds compute net asset value per share in the same manner. See "Comparison of the Funds--Additional Information--Net Asset Value."

                                     Voting Rights. Worldwide DollarVest
                                     stockholders will have fewer voting
                                     opportunities following the
                                     Reorganization, since Americas Income
                                     ordinarily will not hold stockholder
                                     meetings. Worldwide DollarVest shares are presently listed on the NYSE. NYSE rules generally require a listed company to hold annual stockholders meetings for the election of directors. Following the Reorganization, Worldwide DollarVest stockholders will be invested in a fund for which voting for the election of directors is determined solely by reference to the Investment Company Act and to Maryland corporate law. See "Comparison of the Funds--Additional Information--Capital Stock."

                                     Other Significant Considerations. Certain stockholder services available to Worldwide DollarVest stockholders, such as providing the annual and semi-annual reports, are the same as those available to Americas Income stockholders. Worldwide DollarVest stockholders will benefit from the availability of additional stockholder services following the Reorganization. See "Comparison of the Funds--Additional
                                     Information--Stockholder Services." An
                                     automatic dividend reinvestment plan is
                                     available to stockholders of each Fund.
                                     See "Comparison of the Funds--Automatic
                                     Dividend Reinvestment Plan" and
                                     "Comparison of the Funds--Additional
                                     Information--Stockholder Services."

Tax Considerations...............    Worldwide DollarVest and Americas Income
                                     jointly have requested a private letter
                                     ruling from the IRS with respect to the
                                     Reorganization to the effect that, among other things, neither Worldwide
                                     DollarVest nor Americas Income will
                                     recognize gain or loss on the
                                     transaction, and Worldwide DollarVest
                                     stockholders will not recognize gain or
                                     loss on the exchange of their shares of
                                     Worldwide DollarVest stock for
                                     Corresponding Shares of Americas Income.
                                     The consummation of the Reorganization is subject to the receipt of such ruling or receipt of an opinion of counsel to the same effect. The Reorganization will not affect the status of Americas Income as a regulated investment company. See "The
                                     Reorganization--Tax Consequences of the
                                     Reorganization."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

         Many of the investment risks associated with an investment in Americas Income, as proposed to be amended, are substantially similar to the investment risks associated with an investment in Worldwide DollarVest. Such risks include investing in (a) securities issued by companies located in emerging market countries, (b) derivative instruments, (c) illiquid securities and (d) "junk" bonds. The primary difference in risk stems from Americas Income's ability to invest in non-U.S. dollar denominated securities. The risk factors to which an investment in Americas Income is subject are set forth in the Americas Income Prospectus under the caption "Details about the Fund--Investment Risks." The risks associated with investing in Americas Income that are not associated with investing in Worldwide DollarVest are summarized below.

         Foreign Economy Risk. Under its amended policies, Americas Income will be permitted to invest up to 40% of its assets in issuers domiciled in any one country, which makes Americas Income potentially more vulnerable to economic developments in a particular country. The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair Americas Income's ability to purchase or sell foreign securities or transfer Americas Income's assets or income back into the United States, or otherwise adversely affect Americas Income's operations.

         Other foreign market risks include foreign exchange controls, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

         Currency Risk. Worldwide DollarVest invests solely in U.S. dollar-denominated securities. Although Americas Income will maintain at least 65% of its assets in U.S. dollar-denominated securities, it may invest in securities that are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of Americas Income's portfolio. Generally when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

         Sovereign Debt. Both Funds may invest in sovereign debt; Americas Income, however, may invest up to 15% of its total assets in sovereign debt securities that are in default. Sovereign debt securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Funds to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. If a government entity defaults, it may ask for more time in which to pay or for further loans. There may be no bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

         Swap Agreements. Americas Income may enter into interest rate swap agreements, which are OTC contracts in which each party agrees to make a periodic payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. Swap agreements involve the risk that the party with whom Americas Income has entered into the swap will default on its obligation to pay Americas Income and the risk that Americas Income will not be able to meet its obligations to pay the other party to the agreement.

         Hybrid Instruments. Americas Income may invest in hybrid instruments, which are potentially high-risk derivatives that combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund. Hybrids can have volatile prices and limited liquidity, and their use by the Fund may not be successful.

         Mortgage and Asset Backed Securities. Americas Income may invest in mortgage and asset backed securities. Mortgage and asset backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans or other types of receivables. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage and asset backed securities will be paid off more quickly than originally anticipated and Americas Income has to invest the proceeds in securities with lower yields. This risk is known as prepayment risk. When interest rates rise, certain types of mortgage and asset backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. The risk is known as extension risk. Because of prepayment and extension risk, mortgage and asset backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage and asset backed securities.

                            COMPARISON OF THE FUNDS

Financial Highlights

         Americas Income. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements
of Americas Income by                         , independent auditors.

         The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                      Class A
                                                                          For the Year Ended December 31,
                                                       ---------------------------------------------------------------
                                                           1999           1998          1997        1996+        1995
Increase (decrease) in Net Asset Value:
per Share Operating Performance:
Net Asset Value, Beginning of Year .............       $    5.54      $    9.60       $ 11.36     $  9.70     $   8.51
                                                       ----------     ----------      --------    --------    ---------
Investment Income--Net .........................             .51            .76           .72         .97          .94
Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency
   Transactoins--Net ...........................             .72          (4.06)         (.54)       2.14         1.19
                                                       ----------     ----------      --------    --------    ---------
Total from Investment Operations ...............            1.23          (3.30)          .18        3.11         2.13
                                                       ----------     ----------      --------    --------    ---------
Less Dividends and Distributions:
   Investment Income--Net ......................            (.51)          (.71)         (.72)      (1.00)        (.94)
   in Excess of Investment Income--Net .........             --             --            --         (.13)         --
   Return of Capital--Net ......................             --            (.05)          --          --           --
   Realized Gain on Investments--Net ...........             --             --           (.93)       (.32)         --
   in Excess of Realized Gain on
   Investments--Net ............................             --             --           (.29)        --           --
                                                       ----------     ----------      --------    --------    ---------
Total Dividends and Distributions ..............            (.51)          (.76)        (1.94)      (1.45)        (.94)
                                                       ----------     ----------      --------    --------    ---------
Net Asset Value, End of Year ...................       $    6.26      $    5.54       $  9.60     $ 11.36     $   9.70
                                                       ==========     ==========      ========    ========    =========
Total Investment Return:*
Based on Net Asset Value per Share .............           23.12%        (36.18)%        1.74%      33.64%       27.27%
                                                       ==========     ==========      ========    ========    =========
Ratios to Average Net Assets:
Expenses, Exclucing Interest Expense ...........            1.85%          1.70%         1.38%       1.05%        1.20%
                                                       ==========     ==========      ========    ========    =========
Expenses .......................................            1.85%          2.66%         1.48%       1.32%        1.36%
                                                       ==========     ==========      ========    ========    =========
Investment Income--Net .........................            8.72%          9.59%         6.31%       8.97%       11.25%
                                                       ==========     ==========      ========    ========    =========
Supplemental Data:
Net Assets, End of Year (in thousands) .........        $   1,734     $    1,988      $  4,842    $ 28,136    $   1,165
                                                       ==========     ==========      ========    ========    =========
Portfolio Turnover .............................          164.23%        618.06%       942.74%     420.35%      127.17%
                                                       ==========     ==========      ========    ========    =========
Leverage:
Amount of Reverse Repurchase Agreements
Outstanding, End of Year (in thousands) ........                           --             --      $ 22,350    $  10,265
Average Amount of Reverse Repurchase
Agreements Outstanding During the Year
(in thousands) .................................             --       $   14,306      $  3,185    $  8,277    $   2,640
                                                       ==========     ==========      ========    ========    =========
Average Amount of Reverse Repurchase
Agreements per Share During the Year ...........             --       $     1.56      $    .20    $    .48    $     .20
                                                       ==========     ==========      ========    ========    =========

----------
+ Based on average shares outstanding.
* Total investment returns exclude the effects of sales charges.

         Worldwide DollarVest. The financial information in the table below has been audited in conjunction with the annual audits of the financial
statements of Worldwide DollarVest by                  , independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements:

                                                                              For the Year Ended November 30,
                                                       ---------------------------------------------------------------
                                                           1999+        1998+         1997+         1996         1995
Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
Net asset value, beginning of year ...............     $    6.44     $  15.67     $   18.01     $  12.22     $  11.90
                                                       ----------    ----------   ----------    ---------   ----------
Investment income--net ...........................           .49         1.20          1.34         1.61         1.33
Realized and unrealized gain (loss) on
   investments--net ..............................          (.20)       (6.93)         (.32)        5.65          .24
                                                       ----------    ----------   ----------    ---------   ----------
Total from investment operations .................           .29        (5.73)         1.02         7.26         1.57
                                                       ----------    ----------   ----------    ---------   ----------
Less dividends and distributions:
   Investment income--net ........................          (.55)       (1.59)        (1.19)       (1.47)       (1.25)
   Realized gain on investments--net .............           --           --          (2.17)         --           --
   In excess of realized gain on investments--net            --         (1.91)          --           --           --
                                                       ----------    ----------   ----------    ---------   ----------
Total dividends and distributions ................          (.55)       (3.50)        (3.36)       (1.47)       (1.25)
                                                       ----------    ----------   ----------    ---------   ----------
Net asset value, end of year .....................     $    6.18     $   6.44     $   15.67     $  18.01     $  12.22
                                                       ==========    ==========   ==========     ========    =========
Market price per share, end of year ..............     $    4.875    $   6.50     $   13.75     $  14.75     $  11.25
                                                       ==========    ==========   ==========     ========    =========
Total Investment Return:*
Based on market price per share ..................        (16.75%)     (37.42%)       15.91%       45.94%       14.88%
                                                       ==========    ==========   ==========     ========    =========
Based on net asset value per share ...............          6.51%      (45.59%)        8.19%       64.05%       15.35%
                                                       ==========    ==========   ==========     ========    =========
Ratios to Average Net Assets:
Expenses, excluding interest expense .............          1.45%        1.15%          .82%         .80%         .97%
                                                       ==========    ==========   ==========     ========    =========
Expenses .........................................          2.00%        2.89%         1.47%        2.10%        1.83%
                                                       ==========    ==========   ==========     ========    =========
Investment income--net ...........................          8.15%       10.63%         7.39%        8.54%       10.48%
                                                       ==========    ==========   ==========     ========    =========
Supplemental Data:
Net assets, end of year (in thousands) ...........     $   40,114    $  41,806    $  100,174    $ 115,133    $  78,139
                                                       ==========    ==========   ==========     ========    =========
Portfolio turnover ...............................         92.46%      626.23%       578.05%      342.06%      183.01%
                                                       ==========    ==========   ==========     ========    =========
Leverage:
Amount of borrowings outstanding, end of year (in
   thousands) ....................................     $    7,770    $  11,525          --      $  53,706    $  25,456
                                                       ==========    ==========   ==========     ========    =========
Average amount of borrowings outstanding during
   the year (in thousands) .......................     $    4,026    $  20,540    $   11,427    $  26,812    $  10,829
                                                       ==========    ==========   ==========     ========    =========
Average amount of borrowings per share during the
   year ..........................................     $     .62     $   3.20     $    1.79     $   4.19     $   1.69
                                                       ==========    ==========   ==========     ========    =========

----------
+ Based on average shares outstanding.
* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

Differences Between Open-End and Closed-End Investment Companies

         Worldwide DollarVest is currently registered as a closed-end investment company under the Investment Company Act. Except under certain specified circumstances, closed-end investment companies do not redeem their outstanding shares of stock. In addition, while it is theoretically possible for such companies to engage in a continuous offering of their shares, the existence of market discounts often make such offerings impracticable. Thus, closed-end investment companies generally operate with a relatively fixed capitalization. The stock of a closed-end investment company is normally bought and sold on a national securities exchange. Worldwide DollarVest's shares are currently traded on the NYSE. Worldwide DollarVest's shares will be delisted from the NYSE, however, if the Reorganization is approved and completed.

         In contrast, open-end investment companies such as Americas Income, commonly referred to as "mutual funds," issue redeemable securities. As holders of the redeemable securities issued by Americas Income in the Reorganization, Worldwide DollarVest stockholders will have the right to surrender those securities to Americas Income and receive an amount approximately equal to the net asset value of the shares. Open-end investment companies (including Americas Income) also typically continuously issue new shares of stock to investors based on the net asset value of such shares next computed after receipt of a valid purchase order.

         Some of the other legal and practical differences between Worldwide DollarVest's present operation as a closed-end investment company and Americas Income's operation as an open-end investment company are as follows:

          (a) Acquisition and Disposition of Shares. Worldwide DollarVest stockholders typically pay brokerage commissions in connection with the purchase and sale of Worldwide DollarVest shares on the NYSE. After the Reorganization, investors wishing to acquire additional shares of Americas Income common stock will be able to purchase such shares either through securities dealers or agents who have entered into selected dealer agreements with Merrill Lynch Funds Distributor ("MLFD"), a division of Princeton Funds Distributor, Inc., which is Americas Income's principal underwriter (the "Distributor"), or directly from Americas Income's Transfer Agent. Such shares would be purchased at their net asset value plus any applicable initial sales charge. Stockholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by Americas Income at the then current net asset value of the shares or at such net asset value less any applicable contingent deferred sales charge ("CDSC") as may be fixed by the Board of Directors. Americas Income's net asset value per share is calculated as described in the Americas Income Prospectus under "How Shares Are Priced." In the Reorganization, Worldwide DollarVest stockholders will receive Class A shares of Americas Income without paying the customary initial sales charge. Class A shares are not subject to any ongoing distribution or account maintenance fees or any CDSC upon redemption.

          (b) Stockholder Meetings. Worldwide DollarVest stockholders will have fewer voting opportunities following the Reorganization, since Americas Income ordinarily will not hold annual stockholder meetings. As discussed above, Worldwide DollarVest shares are presently listed on the NYSE in order to provide a liquid trading market. Exchange rules generally require annual meetings of the stockholders of listed companies for the election of directors.

         Maryland corporate law provides that if the Articles of Incorporation (the "Charter") or by-laws of either an open-end or closed-end investment company registered under the Investment Company Act so provide, the investment company is not required to hold an annual stockholders meeting in any year in which the election of directors is not required to be acted upon under the Investment Company Act. Worldwide DollarVest's Charter and by-laws do not presently so provide. The Charter and by-laws of Americas Income, however, provide that Americas Income is not required to hold an annual stockholders meeting in any year in which the election of directors is not required to be acted upon under the Investment Company Act. Thus, Americas Income does not ordinarily hold annual meetings.

         Worldwide DollarVest stockholders will continue to have one vote on each matter submitted to a vote of stockholders after the Reorganization.
Under Maryland corporate law and the Americas Income Charter, the Board of Directors has the authority to increase the number of shares of any class Americas Income is authorized to issue and may reclassify issued shares into additional classes (provided such reclassification of issued shares does not substantially adversely affect the rights of holders of such issued shares) and, accordingly, these matters need not be submitted to a vote of the stockholders. As opposed to the single class structure of Worldwide DollarVest, Americas Income shares are distributed through the Merrill Lynch Select Pricing(SM)System, a multi-class distribution system involving the issuance of four classes of shares that have different sales charges and expenses specifically related to the distribution of shares of each class. The four classes have the same rights except that each class (with certain limited exceptions) votes separately as a class with respect to any distribution plan applicable to such class. As discussed above, Worldwide DollarVest stockholders will receive Class A shares of Americas Income in the Reorganization.

          (c) Determination of Net Asset Value. The net asset value of Worldwide DollarVest presently is determined as of the close of business on the NYSE (generally 4:00 p.m., New York time), on the last business day in each week. Commission regulations under the Investment Company Act generally require open-end investment companies, such as Americas Income, to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by stockholders or purchased by investors. Net asset values of most such companies, including Americas Income, are published daily by leading financial publications as opposed to those of closed-end investment companies such as Worldwide DollarVest, which are published weekly.

          (d) Expenses; Potential Net Redemptions. Following the Reorganization, Worldwide DollarVest stockholders will be invested in a fund that may have higher expenses than Worldwide DollarVest, either as a result of the cost of additional services typically available to an open-end company or because of higher operating costs. For example, transfer agency costs are likely to be higher for Americas Income as a result of the processing of ongoing purchase and redemption requests. On a per share basis, however, it is anticipated that Worldwide DollarVest stockholders will benefit from a lower total expense ratio due to the larger size of the Combined Fund following the Reorganization and the economies of scale that will result from the Reorganization.

          (e) Elimination of Discount or Premium. Shares of closed-end funds trade in the secondary market, and typically, trade at either a premium or a discount to net asset value. The following table for each of the periods indicated shows the high and low sale prices of Worldwide DollarVest shares on the New York Stock Exchange Composite Tape, the corresponding net asset value per share and the premium or discount to net asset value per share at which Worldwide DollarVest's shares were trading.

                                                                                        Premium (Discount) to Net
  Quarter Ended              Market Price                    Net Asset Value                    Asset Value
  -------------              ------------                    ---------------                    -----------
                        High              Low             High             Low             High             Low
                        ----              ---             ----             ---             ----             ---
5/31/97                $15.25           $13.50          $16.32           $15.42          (8.46)%        (16.67)%
8/31/97                 14.00           13.625           16.25            16.06          (13.15)         (15.63)
11/30/97               14.375          12.8125           16.55            15.05           (0.44)         (16.80)
2/28/98                14.375           12.125           16.18            13.01           (2.96)         (11.64)
5/31/98                 13.75           12.875           14.38            12.87             1.10          (8.78)
8/31/98                 13.00             6.75           13.18             5.78            26.04          (2.79)
11/30/98               8.6875           6.3125            6.50             5.43            45.80            0.62
2/28/99                  6.50            4.875            6.38             5.61           (1.15)         (17.00)
5/31/99                  5.75             5.00            6.51             5.87           (9.54)         (17.14)
8/31/99                5.4375            4.875            6.17             5.68           (9.67)         (14.68)
11/30/99                5.125           4.8125            6.27             5.83          (14.97)         (21.12)
2/29/00                  5.25           4.8125            6.47             6.17          (18.48)         (23.95)
5/31/00

         As the table indicates, Worldwide DollarVest shares have generally traded at a discount to net asset value, which means that stockholders wishing to sell their shares generally were not able to realize the full net asset value for those shares. Following the Reorganization, Worldwide DollarVest stockholders will be invested in an open-end fund and will at all times be able to redeem their shares at full net asset value. While such stockholders will forego the potential to receive a premium for their shares, they are assured that they will never realize less than net asset value on the date of redemption.

         (f) Portfolio Management. Following the Reorganization, Worldwide DollarVest stockholders will be invested in an open-end investment company that permits stockholder redemptions, which may at times cause it to sell portfolio securities at disadvantageous times or to maintain adequate reserves of cash or cash equivalents in order to meet such redemptions. The sale of portfolio securities could also increase transaction costs, taxable distributions and portfolio turnover. As a closed-end investment company, Worldwide DollarVest may have been able to be more fully invested than Americas Income since it did not need to maintain cash reserves. The additional reserves of cash that Americas Income may need to maintain to meet anticipated net redemptions, could reduce that Fund's investment flexibility and the scope of its investment opportunities as compared to Worldwide DollarVest. On the other hand, the positive cash flow resulting from ongoing sales might potentially place Americas Income in a better position to take advantage of investment opportunities than Worldwide DollarVest.

          (g) Investment Restrictions. The Investment Company Act imposes more strenuous restrictions regarding illiquid securities, senior securities and borrowing on open-end investment companies than are imposed on closed-end investment companies. See "Comparison of the Funds--Investment Restrictions" for more information.

         (h) Stockholder Services. After the Reorganization, Worldwide DollarVest stockholders will have access to various services that are often available to stockholders in an open-end investment company. These will include participation in an exchange privilege which allows stockholders of Americas Income to exchange their shares for shares of certain other mutual funds advised by FAM or MLAM, and the facility for stockholders to effect various transactions by telephone. See "Comparison of the Funds--Additional Information--Stockholder Services."

         (i) Minimum Investment. To reduce the administrative burdens incurred in monitoring numerous small accounts, Americas Income imposes a minimum initial investment requirement of $1,000 and a minimum subsequent investment requirement of $50. Americas Income may waive or reduce the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors. Any such minimum investment requirement will not apply to existing Worldwide DollarVest stockholders at the time of Reorganization, except with respect to minimums for subsequent investments.

Alternatives to the Reorganization

         In reaching its decision to propose the Reorganization to Worldwide DollarVest stockholders, the Board of Directors of Worldwide DollarVest considered various alternatives including converting Worldwide DollarVest to an open-end fund, having Worldwide DollarVest engage in a share repurchase program, having it conduct a tender offer for its shares or having it liquidate. The Board concluded that the Reorganization presented the best option. If Worldwide DollarVest is acquired by Americas Income, an open-end fund, Worldwide DollarVest stockholders will become invested in an open-end fund and receive all of the benefits of such an investment (discussed above) at the same time as they will become invested in a fund with a larger asset base. The Worldwide DollarVest Board of Directors anticipates that as part of a larger fund, Worldwide DollarVest stockholders would benefit from certain economies of scale and would experience lower total operating expenses per share.

Information About Americas Income

         The Prospectus and Annual Report of Americas Income have been delivered with this Proxy Statement and Prospectus and are incorporated herein by reference. The Reorganization is contingent on the approval by Americas Income stockholders of an amendment to Americas Income's investment objective and policies. As proposed to be amended, Americas Income's investment objective is to provide high current income with a secondary objective of capital appreciation.

         Under normal market conditions, Americas Income (as proposed to be amended) will invest at least 65% of its total assets in debt obligations of issuers in emerging market countries. An emerging market country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (more commonly referred to as the "World Bank"). Debt obligations include fixed or floating rate bonds, notes, debentures, commercial paper, corporate loans, Brady Bonds, mortgage backed and asset backed securities and other debt securities issued or guaranteed by governments, agencies, or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements. Debt obligations also include convertible securities, which have characteristics of both debt and equity investments. Americas Income may make use of a wide variety of exchange-traded and over-the-counter derivative instruments, including interest rate swap agreements and hybrid derivative instruments. Americas Income may seek to provide some protection against default by some issuers through the use of certain derivative instruments. Americas Income may also invest in the lowest rated bonds.

         There will be no maturity restrictions on the securities in which Americas Income may invest. Its weighted average maturity normally will range between five and 10 years, but may vary substantially because of market conditions. Under normal circumstances, 65% of Americas Income's total assets are expected to be denominated in U.S. dollars, and Americas Income will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Under its amended policies, Americas Income will be permitted to invest up to 40% of its assets in issuers domiciled in any one country, and will no longer concentrate in the financial services industry.

         More information about Americas Income's investment objective and policies can be found under the heading "DETAILS ABOUT THE FUND--How the Fund Invests" in the Americas Income Prospectus. For information regarding Management's Discussion of Fund Performance of Americas Income, please see the Annual Report that accompanies this Proxy Statement and Prospectus.

Information About Worldwide DollarVest

         Worldwide DollarVest invests exclusively in U.S. dollar-denominated securities. Worldwide DollarVest invests at least 65% of its total assets in debt securities or obligations of government and government-related issuers located in foreign countries and high yield, high risk corporate debt securities of non-U.S. issuers. Based on market conditions, the Fund's primary emphasis is on non-U.S. obligations of issuers located in emerging market countries. Under normal circumstances, substantially all of Worldwide DollarVest's assets will be invested in debt securities rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality. Worldwide DollarVest may invest up to 35% of its total assets in high yield, high risk corporate debt securities of U.S. issuers. Depending on market conditions, Worldwide DollarVest will invest at least 50% of its total assets in Brady Bonds and will not invest 25% or more of its total assets in the sovereign debt securities of any single foreign country.

         Like Americas Income, Worldwide DollarVest has no restrictions on portfolio maturity, and the average maturity of its portfolio securities varies based on FAM's assessment of economic and market conditions. Worldwide DollarVest may engage in various portfolio strategies to enhance income and to hedge its portfolio against investment and interest rate risks, including the use of leverage and the use of interest rate transactions and options and futures.

Investment Restrictions

         The Investment Company Act, and Commission staff interpretations of the Investment Company Act, together impose certain requirements on open-end investment companies. Americas Income is subject to the requirement that no more than 15% of its net assets be invested in illiquid securities that are not readily marketable. That limitation pertains to, among other things, restricted securities under the Securities Act, although securities purchased and sold pursuant to Rule 144A under the Securities Act will not be subject to the limitation if the Directors determine the market for such securities to be liquid. Currently, as a closed-end fund, Worldwide DollarVest may invest 100% of its total assets in "illiquid securities." As of February 29, 2000, Worldwide DollarVest has no assets invested in illiquid securities. Following the Reorganization, Worldwide DollarVest stockholders will be invested in a Fund that is subject to the 15% restriction.

         The Investment Company Act prohibits open-end investment companies, such as Americas Income, from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), except that such companies may borrow from banks where there is asset coverage of at least 300% for all borrowings. Closed-end investment companies such as Worldwide DollarVest, in contrast, are permitted to issue senior securities representing indebtedness provided they maintain asset coverage of 300%. In addition, closed-end investment companies may issue "senior securities" representing stock, such as preferred stock, where there is an asset coverage of at least 200% and certain other requirements are met. The prohibition against issuing senior securities makes open-end investment companies less flexible than closed-end investment companies in "leveraging" their investments. Currently, Worldwide DollarVest has not issued any senior securities, but has leveraged its portfolio using reverse repurchase agreements.

         Americas Income's current investment restrictions on borrowing are more limited than those of comparable closed-end investment companies. For example, currently Americas Income is permitted to borrow from banks in amounts up to 33 1/3% of its total assets, and to borrow up to an additional 5% of its total assets for emergency purposes. In addition, Americas Income may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits Americas Income from purchasing securities on margin. Closed-end investment companies may borrow from any type of lender, and are not limited to bank borrowings. In addition, closed-end investment companies may purchase securities on margin. Following the Reorganization, therefore, Worldwide DollarVest stockholders will be invested in a fund that has less flexibility in terms of leverage and borrowing, but that is accordingly subject to less risk with regard to its borrowing activities.

         Each Fund may invest in other investment companies to the extent such purchases are permitted under the Investment Company Act. Americas Income is subject to a non-fundamental restriction, however, that as a matter of policy it will not purchase shares of any registered investment company or registered unit investment trust, in reliance on Section 12(d)(1) (F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as Americas Income.

         More information about Americas Income's investment restrictions can be found under the heading "Investment Objective and Policies--Investment Restrictions" in the Americas Income Statement of Additional Information dated March 30, 2000 ("Americas Income Statement").

Management

         Directors. Each of the members of the Board of Directors of Americas Income also serves as a Director of Worldwide DollarVest. Of the five Directors of Americas Income, three are not "interested persons" as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operation of their Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

         Information about the Directors of Americas Income, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

         TERRY K. GLENN (59) -- President and Director (1)(2) -- Executive Vice President of MLAM and FAM (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988.

         CHARLES C. REILLY (68) -- Director (2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

          RICHARD R. WEST (62)-- Director (2)(3)-- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers); Vornado Realty Trust, Inc. (real estate holding company); Vornado Operating Company, Inc.; and Alexander's, Inc. (real estate company).

         ARTHUR ZEIKEL (67) -- Director (1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of MLAM and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

         EDWARD D. ZINBARG (65) -- Director (2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078. Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

-------------
(1)  Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which MLAM or FAM acts as the investment adviser or manager.
(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

         Advisory Arrangements. MLAM serves as the Investment Adviser for Americas Income and FAM serves as the Investment Adviser for Worldwide DollarVest pursuant to separate investment advisory agreements (each, an

"Investment Advisory Agreement") that, except for certain minor differences, are substantially similar. MLAM and FAM are referred to herein individually as an "Adviser" and collectively as the "Advisers," as the context requires.

         Americas Income pays MLAM an investment advisory fee at the annual rate of .60% of its average daily net assets plus the principal amount of borrowing incurred by Americas Income for leveraging purposes. Worldwide DollarVest pays FAM an investment advisory fee at the annual rate of .60% of the average weekly net assets of that Fund plus the proceeds of any outstanding borrowings used for leverage. After the Reorganization, the Combined Fund will pay an investment advisory fee at the rate of .60% plus the principal amount of borrowings incurred by Americas Income for leveraging purposes. See "Summary--Pro Forma Fee Tables."

         Each Adviser has retained MLAM U.K. as sub-adviser to each of Worldwide DollarVest and Americas Income. Pursuant to a separate sub-advisory agreement between an Adviser and MLAM U.K. with respect to each Fund, the Adviser pays MLAM U.K. a fee for providing investment advisory services to the Adviser with respect to that Fund, in an amount to be determined from time to time by the Adviser and MLAM U.K. but in no event in excess of the amount the Adviser actually receives for providing services to that Fund pursuant to its Investment Advisory Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Purchase of Shares

         Class A shares of Americas Income are offered continuously for sale to the public, and investors typically purchase shares through a Merrill Lynch financial consultant or through the Transfer Agent. Worldwide DollarVest shares of common stock are typically purchased through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer or through a privately negotiated transaction with an existing stockholder. For a complete discussion of the four classes of shares of Americas Income and the purchase and distribution procedures related thereto see "Your Account--Merrill Lynch Select Pricing(SM) System,"
"--Participation in Merrill Lynch Fee Based Programs" and "--How to
Buy, Sell, Transfer and Exchange Shares" in the Americas Income Prospectus.

Redemption of Shares

         Redemption/Sale of Shares. Shares of Americas Income may be redeemed on any day the NYSE is open for trading at the net asset value per share next determined after the initial receipt by that Fund of a proper notice of redemption. Shares of Worldwide DollarVest are not redeemable and may only be sold through a registered broker-dealer thereby incurring a brokerage commission set by the broker-dealer, or sold through privately negotiated transactions with existing stockholders. See "Your Account--Merrill Lynch Select Pricing(SM) System," "--Participation in Merrill Lynch Fee Based Programs" and "--How to Buy, Sell, Transfer and Exchange Shares" in the Americas Income Prospectus.

Performance

         General. The following tables provide performance information for Class A shares of Americas Income, including and excluding maximum applicable sales charges, and for shares of Worldwide DollarVest for the periods indicated. Past performance is not indicative of future performance.

                                Americas Income

                          Average Annual Total Return

                               Class A Shares
                          ---------------------------
                              Without
                               Sales     With Sales
         Period              Charge(%)   Charge*(%)
         ------              ---------   ----------
One Year Ended
12/31/99............          +23.12%      +18.20%
Five Years Ended
12/31/99............           +6.34%       +5.47%
Inception** to
12/31/99............           +5.17%       +4.34%
-------------
* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A shares is 4.00%.
** October 21, 1994.

                             Worldwide DollarVest
                          Average Annual Total Return

                             Without
                              Sales
         Period            Charge (%)
         ------            ----------
One Year Ended
11/30/99............           +6.51%
Five Years Ended
11/30/99............           +3.48%
Inception* to
11/30/99............           +1.19%

* February 4, 1994.

Stockholder Rights

         Worldwide DollarVest stockholders will have fewer voting opportunities following the Reorganization, since Americas Income will not ordinarily hold stockholders meetings. Worldwide DollarVest shares are presently listed on the NYSE. NYSE rules generally require a listed company to hold annual stockholders meetings for the election of directors. Following the Reorganization, Worldwide DollarVest stockholders will be invested in a fund for which voting for the election of directors is determined solely by reference to the Investment Company Act and Maryland corporate law.

         Stockholders of Americas Income are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Americas Income does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Class A shares of Americas Income to be issued to Worldwide DollarVest stockholders in the Reorganization will be fully paid and non-assessable and will have no preemptive rights. Each share of Americas Income common stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses not borne by Class A shares.

Dividends

         Americas Income pays dividends from net investment income, if any, monthly, and distributes all net realized capital gains to stockholders at least annually. Worldwide DollarVest pays dividends monthly and distributes all or a portion of its net investment income monthly. Net capital gains, if any, are distributed to Worldwide DollarVest stockholders at least annually. See "Your Account--Dividends and Taxes" in the Americas Income Prospectus.

Automatic Dividend Reinvestment Plan

         Each Fund offers its stockholders an Automatic Dividend Reinvestment Plan (each, a "Plan" and together, the "Plans"). Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Americas Income Plan, see "Shareholder
Services--Automatic Dividend Reinvestment Plan" in the Americas Income
Statement.

         After the Reorganization, a Worldwide DollarVest stockholder who has elected to receive dividends in cash will continue to receive dividends in cash; all other Worldwide DollarVest stockholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of both Funds, after the Reorganization the stockholder's election with respect to the dividends of Americas Income will control unless the stockholder specifically elects a different option at that time.

Tax Information

         The tax consequences associated with investment in shares of Worldwide DollarVest are substantially identical to the tax consequences associated with investment in shares of Americas Income. See "Your Account--Dividends and Taxes" in the Americas Income Prospectus.

Portfolio Transactions

         The procedures for engaging in portfolio transactions are generally the same for both Worldwide DollarVest and Americas Income. For a discussion of these procedures, see "Portfolio Transactions and Brokerage" in the Americas Income Statement.

         Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

Portfolio Turnover

         Generally, Americas Income does not purchase securities for short term trading profits. However, Americas Income may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. Americas Income has no limit on its rate of portfolio turnover. The portfolio turnover rates for Americas Income for its fiscal years ended December 31, 1998 and 1999 were 618.06% and 164.23%, respectively. Worldwide DollarVest may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. For its fiscal years ended November 30, 1998 and 1999, the portfolio turnover rates of Worldwide DollarVest were 626.23% and 92.46%, respectively. The decreased portfolio turnover rate for the 1999 fiscal years of each Fund resulted from a decrease in market volatility. A high portfolio turnover involves certain tax consequences such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount; and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. Following the Reorganization, Worldwide DollarVest stockholders will be invested in a Fund with a generally higher portfolio turnover.

Additional Information

         Net Asset Value. Americas Income determines the net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Worldwide DollarVest calculates net asset value in the same manner, but on a weekly, rather than a daily basis.

         Stockholder Services. Americas Income offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Americas Income have an exchange privilege with certain other funds that use Select Pricing. Americas Income stockholders benefit from other services not offered to Worldwide DollarVest stockholders including an Automatic Investment Plan and a Systematic Withdrawal Plan. For a description of these services, see "Shareholder Services" in the Americas Income Prospectus.

          Custodian. Brown Brothers Harriman & Co. acts as custodian of the cash and securities of Americas Income and The Bank of New York acts as custodian of the cash and securities of Worldwide DollarVest. The principal business address of Brown Brothers Harriman & Co. is 40 Water Street, Boston, Massachusetts 02109. The principal business address of The Bank of New York is 90 Washington Street, 12th Floor, New York, New York 10286. It is presently anticipated that Brown Brothers Harriman & Co. will serve as the custodian of the Combined Fund.

         Transfer Agent, Dividend Disbursing Agent and Stockholder Servicing Agent. Financial Data Services, Inc. ("FDS"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of MLAM and FAM, serves as the transfer agent, dividend disbursing agent and stockholder servicing agent with respect to Americas Income (the "Transfer Agent"). For the fiscal year ended December 31, 1999, Americas Income paid FDS fees totaling $63,927. The transfer agent, dividend disbursing agent and registrar for the shares of Worldwide DollarVest is The Bank of New York, 101 Barclay Street, New York, New York 10286. FDS will serve as the transfer agent, dividend disbursing agent and stockholder servicing agent for the Combined Fund.

         Capital Stock. Worldwide DollarVest has an authorized capital of 200,000,000 shares of capital stock, par value $.10 per share, all of which are classified as common stock. Americas Income has an authorized capital of 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. The rights, preferences and expenses attributable to the shares of Worldwide DollarVest differ in certain respects, as described herein, from those of the Class A shares of Americas Income.

         Stockholder Inquiries. Stockholder inquiries with respect to Worldwide DollarVest and Americas Income may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                              THE REORGANIZATION

General

         Under the Agreement and Plan (attached hereto as Exhibit I), Americas Income will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Worldwide DollarVest, in exchange solely for an equal aggregate value of Class A shares to be issued by Americas Income. Upon receipt by Worldwide DollarVest of such shares, Worldwide DollarVest will distribute the shares to the holders of shares of Worldwide DollarVest, as described below.

         Generally, the assets transferred by Worldwide DollarVest to Americas Income will equal all investments of Worldwide DollarVest held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan) and all other assets of Worldwide DollarVest as of such time.

         Worldwide DollarVest will distribute the Class A shares of Americas Income received by it pro rata to its stockholders in exchange for such stockholders' proportional interests in Worldwide DollarVest. The shares of Americas Income received by Worldwide DollarVest stockholders will have the same aggregate net asset value as each such stockholder's interest in Worldwide DollarVest as of the Valuation Time (previously defined as the "Corresponding Shares"). (See "Terms of the Agreement and Plan--Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Americas Income in the names of all stockholders of Worldwide DollarVest and transferring to each stockholder's account the Corresponding Shares of Americas Income representing such stockholder's interest previously credited to the account of Worldwide DollarVest.

         Since the Corresponding Shares of Americas Income will be issued at net asset value and the shares of Worldwide DollarVest will be valued at net asset value for the purposes of the exchange by the stockholders of Worldwide DollarVest of such shares for the Corresponding Shares, the holders of shares of Worldwide DollarVest will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of Worldwide DollarVest or Americas Income would hold a reduced percentage of ownership in the Combined Fund than he or she did in Worldwide DollarVest or Americas Income prior to the Reorganization.

Procedure

         On April 26, 2000, the Board of Directors of Worldwide DollarVest, including all of the Directors who are not "interested persons," as defined by the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Worldwide DollarVest stockholders for approval. The Board of Directors of Americas Income, including all of the Directors who are not interested persons, also approved the Agreement and Plan on April 26, 2000.

         As a result of such Board approvals, the Funds have jointly filed this Proxy Statement and Prospectus with the SEC soliciting a vote of the stockholders of Worldwide DollarVest to approve the Reorganization. The costs of such solicitation are to be paid by American Income after the Reorganization so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each Fund. The annual meeting of the stockholders of Worldwide DollarVest will be held on August 23, 2000. If the stockholders of Americas Income approve the proposed changes to that Fund's investment objective and policies, the stockholders of Worldwide DollarVest approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the third calendar quarter of 2000.

         The Board of Directors of Worldwide DollarVest recommends that Worldwide DollarVest stockholders vote FOR approval of the Agreement and Plan.

Terms of the Agreement and Plan

         The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

         Valuation of Assets and Liabilities. The respective assets of Worldwide DollarVest and Americas Income will be valued as of the Valuation Time. The valuation procedures are the same for both Funds: net asset value per share of the common stock of each Fund will be determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date (as defined in the Agreement and Plan) based on prices at the time of closing. For the purpose of determining the net asset value of a share of common stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM or MLAM, will accrue on the Valuation Date.

         Distribution of Americas Income Shares. On the next full business day following the Valuation Time (the "Exchange Date"), Americas Income will issue to Worldwide DollarVest a number of Class A shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Worldwide DollarVest as of the Valuation Time. Each holder of Worldwide DollarVest shares will receive, in exchange for his or her proportionate interest in Worldwide DollarVest, Corresponding Shares of Americas Income having the same aggregate net asset value as the Worldwide DollarVest shares held by such stockholder as of the Valuation Time.

         Expenses. Americas Income shall pay, subsequent to the Exchange Date, all expenses incurred in connection with the Reorganization including but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, a registration statement on Form N-14 and a private letter ruling request submitted to the IRS, Commission and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, accounting fees associated with each Fund's financial statements, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. In this regard, expenses of the Reorganization will be deducted from the assets of the Combined Fund so as to be borne equally and exclusively on a per share basis by the stockholders of each of the Funds. Neither Fund shall pay any expenses of its stockholders arising out of or in connection with the Reorganization.

         Required Approvals. Under Worldwide DollarVest's Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan requires the affirmative vote of Worldwide DollarVest stockholders representing a majority of the total number of votes issued and outstanding and entitled to be cast thereon.

         Deregistration and Dissolution. Following the transfer of the assets and liabilities of Worldwide DollarVest to Americas Income and the distribution of Corresponding Shares of Americas Income to Worldwide DollarVest stockholders, Worldwide DollarVest will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

         Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Worldwide DollarVest and Americas Income pursuant to the Agreement and Plan are subject to various conditions, including the approval by Americas Income stockholders of certain amendments to the Americas Income investment objective and policies, a registration statement on Form N-14 filed by Americas Income being declared effective by the Commission, approval of the Reorganization by Worldwide DollarVest stockholders, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Worldwide DollarVest and Americas Income being confirmed by the respective parties.

         Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned, at any time prior to the Exchange Date, whether before or after adoption thereof by the Worldwide DollarVest stockholders or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Worldwide DollarVest and Americas Income; (ii) by the Board of Directors of Worldwide DollarVest if any condition to Worldwide DollarVest's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Americas Income if any condition to Americas Income's obligations has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders as a Result of the Reorganization

         MLAM and the Board of Directors of Worldwide DollarVest have determined that stockholders are likely to benefit from the Reorganization. First, following the Reorganization, Worldwide DollarVest stockholders will be invested in an open-end fund that has investment objectives and policies similar, though not identical, to those of Worldwide DollarVest. In addition, Worldwide DollarVest stockholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

         Specifically, after the Reorganization the total operating expenses per share of the Combined Fund, as a percent of net assets, are estimated to be less than the current operating expenses per share for Worldwide DollarVest. See "Summary--Pro Forma Fee Tables." In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Worldwide DollarVest stockholders. As of February 29, 2000, the total operating expense ratio per share for Americas Income Class A shares was 1.87% (based on Class A net assets of approximately $1,666,175); the total operating expense ratio per share for Worldwide DollarVest was 1.20% (excluding leverage and interest expense fees) and 2.03% (including leverage and interest expense fees) (based on net assets of approximately $41,840,793).

         If the Reorganization had taken place on February 29, 2000, the total operating expense ratio per share for the Combined Fund Class A shares on a pro forma basis would have been 1.19% (excluding leverage and interest expense fees) and 1.67% (including leverage and interest expense fees) based on Class A net assets of approximately $43,506,968 and total fund net assets of approximately $72,761,486). After the Reorganization, on a pro forma basis, the total operating expense ratio per Class A share of the Combined Fund would be .01% lower than Worldwide DollarVest's total annualized operating expense ratio when leverage is excluded and 0.36% lower when leverage is included.

         The following table sets forth (i) the net assets of Worldwide DollarVest as of the last three fiscal year ends and as of February 29, 2000 and (ii) the net assets of Americas Income as of the last three fiscal year ends and as of February 29, 2000.

                                           Net Assets for the Dates Indicated

                          Americas Income                                           Worldwide DollarVest
-------------------------------------------------------------------   -------------------------------------------------
                                       Total         Net Assets of
                                    Net Assets       Class A Shares                        Net Assets
                                 -----------------   --------------                    -----------------
As of February 29, 2000            $30,920,693         $1,666,175        As of February 29, 2000            $41,840,793
As of December 31, 1999            $32,094,703         $1,733,951        As of November 30, 1999            $40,114,169
As of December 31, 1998            $43,408,227         $1,988,060        As of November 30, 1998            $41,806,480
As of December 31, 1997            $99,863,459         $4,842,349        As of November 30, 1997           $100,173,640

         As of February 29, 2000, the net assets of Worldwide DollarVest are greater than the net assets of Americas Income. MLAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Worldwide DollarVest stockholders.

         Stockholders of WorldWide DollarVest may also benefit from becoming stockholders in an open-end fund after the Reorganization. For example, shares of Worldwide DollarVest are not redeemable and may only be sold on the NYSE through a registered broker-dealer thereby incurring a brokerage commission set by the broker-dealer, or sold through privately negotiated transactions with existing stockholders at the market price, which may be higher or lower than the net asset value of the shares. Shares in Americas Income, as an open-end Fund, however, may be redeemed on any day on which the NYSE is open for trading at their net asset value.

         Based on the foregoing, the Board of Directors of Worldwide DollarVest concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of each Fund determined that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

         General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(D) of the Code. Worldwide DollarVest and Americas Income have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Americas Income intends to continue to so qualify after the Reorganization. Worldwide DollarVest and Americas Income have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of Worldwide DollarVest to Americas Income in exchange solely for shares of Americas Income as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(D) of the Code, and Worldwide DollarVest and Americas Income will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Worldwide DollarVest as a result of the asset transfer solely in exchange for Americas Income shares or on the distribution of the Americas Income stock to Worldwide DollarVest stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Americas Income on the receipt of assets of Worldwide DollarVest in exchange for Americas Income shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Worldwide DollarVest on the receipt of Corresponding Shares of Americas Income in exchange for their shares of Worldwide DollarVest; (v) in accordance with Section 362(b) of the Code, the tax basis of the Worldwide DollarVest assets in the hands of Americas Income will be the same as the tax basis of such assets in the hands of Worldwide DollarVest immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Americas Income received by the stockholders of Worldwide DollarVest in the Reorganization will be equal to the tax basis of the shares of Worldwide DollarVest surrendered in exchange; (vii) in accordance with Section

1223 of the Code, a stockholder's holding period for the Corresponding Shares of Americas Income will be determined by including the period for which such stockholder held the shares of Worldwide DollarVest exchanged therefor, provided that such Worldwide DollarVest shares were held as a capital asset;
(viii) in accordance with Section 1223 of the Code, Americas Income's holding period with respect to the Worldwide DollarVest assets transferred will include the period for which such assets were held by Worldwide DollarVest; and (ix) the taxable year of Worldwide DollarVest will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Americas Income will succeed to and take into account certain tax attributes of Worldwide DollarVest, such as earnings and profits, capital loss carryovers and method of accounting.

         Under Section 381(a) of the Code, Americas Income will succeed to and take into account certain tax attributes of Worldwide DollarVest, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including a tax-free reorganizations pursuant to Section 368(a)(1)(D) of the Code, which could reduce the benefit of these attributes to Americas Income. Americas Income and Worldwide DollarVest both have significant net realized capital losses. After the Reorganization, Worldwide DollarVest stockholders may benefit from the ability of Americas Income to offset these capital losses against its realized capital gains, if any, subject to certain limitations.

         Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

         Status as a Regulated Investment Company. Both Worldwide DollarVest and Americas Income have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Americas Income intends to continue to operate so as to qualify as a regulated investment company.

Capitalization

         The following table sets forth as of February 29, 2000 (i) the capitalization of Worldwide DollarVest, (ii) the capitalization of Americas Income and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

                                   Pro Forma Capitalization of Americas Income as a whole,
                                    Americas Income Class A Shares, Worldwide DollarVest,
                                  Combined Fund as a whole and Combined Fund Class A Shares
                                                   as of February 29, 2000

                              Americas         Americas Income        Worldwide         Combined      Combined
                             Income as a        Class A Shares       DollarVest        Fund as a    Fund Class A
                                whole                                                  whole (1)     Shares (1)
                           ---------------- -- ----------------- -- -------------- -- ------------- --------------
Total Net Assets:              $30,920,693           $1,666,175       $41,840,793      $72,761,486    $43,506,968
Shares Outstanding:              4,860,401              261,303         6,494,144       11,440,485      6,819,274
    Net Asset Value
    Per Share:                       $6.36                $6.38             $6.44            $6.36          $6.38

---------------------

(1) Total Net Assets and Net Asset Value Per Share include the aggregate value of the net assets of Worldwide DollarVest that would have been transferred to Americas Income had the Reorganization been consummated on February 29, 2000. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Americas Income the Worldwide DollarVest stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Americas Income that actually will be received by Worldwide DollarVest stockholders on or after such date.

         Although the Reorganization is expected to result in a reduction in net asset value per share of the Combined Fund of approximately $.06 as a result of the estimated costs of the Reorganization, the management of each Fund advised its Board that it expects that such costs would be recovered
within approximately     years after the Exchange Date due to a decrease in
the operating expense ratio.

                         ITEM 2. ELECTION OF DIRECTORS

         At the Meeting, the Board of Directors for Worldwide DollarVest will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If the stockholders of Worldwide DollarVest approve the Reorganization, then the Board of Directors of Worldwide DollarVest elected at the Meeting will serve until the completion of the Reorganization. If the stockholders of Worldwide DollarVest vote against the Reorganization, then the Board of Directors of Worldwide DollarVest elected at the Meeting will continue to serve until the next Annual Meeting of Stockholders. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the nine persons designated as Directors to be elected by the holders of Common Stock.

         The Directors of Worldwide DollarVest know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

         Certain information concerning the nominees is set forth below.

                                                              Principal Occupation During Past         Director
               Name and Address                  Age       Five Years and Public Directorships(1)        Since
               ----------------                  ---
Ronald W. Forbes(1)(3).........................   59    Professor of Finance, School of Business,        N/A
     1400 Washington Avenue                             State University of New York at Albany,
     Albany, New York  12222                            since 1989; Consultant, Urban Institute,
                                                        Washington, D.C. since 1995.

Terry K. Glenn(1)*............................    59    Executive Vice President of FAM and MLAM         1999
   P.O. Box 9011                                        (which terms as used herein include their
   Princeton, New Jersey  08543-9011                    corporate predecessors) since 1983;
                                                        Executive Vice President and Director of
                                                        Princeton Services, Inc. ("Princeton
                                                        Services") since 1993; President of
                                                        Princeton Funds Distributor, Inc. ("PFD")
                                                        since 1986 and Director thereof since 1991;
                                                        President of Princeton Administrators, L.P.
                                                        ("Princeton Administrators") since 1988.

Cynthia A. Montgomery(1)(3)....................   47    Professor, Harvard Business School since         N/A
     Harvard Business School                            1989; Associate Professor, J.L. Kellogg
     Soldiers Field Road                                Graduate School of Management, Northwestern
     Boston, Massachusetts  02163                       University from 1985 to 1989; Assistant
                                                        Professor, Graduate School of Business
                                                        Administration, The University of Michigan
                                                        from 1979 to 1985; Director, UNUM Provident
                                                        Corporation since 1990 and Director, Newell
                                                        Rubbermaid since 1995.


Charles C. Reilly(1)(2).......................    68    Self-employed financial consultant since          1994
   9 Hampton Harbor Road                                1990; President and Chief Investment Officer
   Hampton Bays, New York 11946                         of Verus Capital, Inc. from 1979 to 1990;
                                                        Senior Vice President of Arnhold and S.
                                                        Bleichroeder, Inc. from 1973 to 1990;
                                                        Adjunct Professor, Columbia University
                                                        Graduate School of Business from 1990 to
                                                        1991; Adjunct Professor, Wharton School, The
                                                        University of Pennsylvania from 1989 to
                                                        1990; Partner, Small Cities Cable Television
                                                        from 1986 to 1997.

Kevin A. Ryan(1)(3).............................  67    Founder and current Director of The Boston        N/A
127 Commonwealth Avenue                                 University Center for the Advancement of
Chestnut Hill,                                          Ethics and Character; Professor of Education
Massachusetts  02167                                    at Boston University since 1982; formerly
                                                        taught on the faculties of The University of
                                                        Chicago, Stanford University and Ohio State
                                                        University.

Roscoe S. Suddarth(1)(2)........................  65    President, Middle East Institute, since           2000
     1761 N Street, N.W.                                1995; Foreign Service Officer, United States
     Washington, D.C.  20036                            Foreign Service, from 1961 to 1995; Career
                                                        Minister, from 1989 to 1995; U.S. Ambassador
                                                        to the Hashemite Kingdom of Jordan, from
                                                        1987 to 1990; Deputy Inspector General, U.S.
                                                        Department of State, from 1991 to 1994.

Richard R. West(1)(2)...........................  62    Professor of Finance since 1984, Dean from        1994
   Box 604                                              1984 to 1993, and currently Dean Emeritus of
   Genoa, Nevada 89411                                  New York University, Leonard N. Stern School
                                                        of Business Administration; Director of
                                                        Bowne & Co., Inc. (financial printers),
                                                        Vornado Realty Trust, Inc. (real estate
                                                        holding company), Vornado Operating Company,
                                                        Inc. and Alexander's Inc. (real estate
                                                        company).

Arthur Zeikel(1)*.............................    67    Chairman of FAM and MLAM from 1997 to 1999;       1994
   300 Woodland Avenue                                  President of FAM and MLAM from 1977 to 1997;
   Westfield, New Jersey 07090                          Chairman of Princeton Services from 1997 to
                                                        1999 and Director thereof from 1993 to 1999;
                                                        President of Princeton Services from 1993 to
                                                        1997; Executive Vice President of ML & Co.
                                                        from 1990 to 1999.

Edward D. Zinbarg(1)(2).......................    65    Self-employed financial consultant since          1994
   5 Hardwell Road                                      1994; Executive Vice President of the
   Short Hills, New Jersey  07078-2117                  Prudential Insurance Company of America from
                                                        1988 to 1994; Former Director of Prudential
                                                        Reinsurance Company and former Trustee of
                                                        The Prudential Foundation.

------------
(1) Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLAM or their affiliates act as investment adviser.

(2)   Member of Audit Committee of the Board of Directors.

(3) Nominees for election as a Director; not currently on the Board. If elected each nominee will be a Disinterested Director and a member of the Audit Committee.

*     Interested person, as defined in the Investment Company Act, of the Fund.

Committee and Board Meetings

         The Board of Worldwide DollarVest has a standing Audit Committee, which consists of Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by Worldwide DollarVest's independent auditors and the evaluation by such auditors of the accounting procedures followed by Worldwide DollarVest. The Audit Committee also reviews and nominates candidates to serve as non-affiliated Directors. The Audit Committee generally will not consider nominees recommended by shareholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

         During Worldwide DollarVest's last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he or she served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Directors of Worldwide DollarVest and persons who own more than ten percent of a registered class of Worldwide DollarVest's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish Worldwide DollarVest with copies of all Forms 3, 4 and 5 they file.

         Based solely on Worldwide DollarVest's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, Worldwide DollarVest believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of
Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of Worldwide DollarVest's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during Worldwide DollarVest's most recent fiscal year, except that Ira P. Shapiro inadvertently made a late Form 3 filing reporting his appointment as Secretary, which filing indicated that he owned no shares of the Fund, and that a former Director inadvertently made a late Form 3 filing reporting his appointment as Director, which filing indicated that he owned no shares of the Fund.

Interested Persons

         Worldwide DollarVest considers Mr. Zeikel and Mr. Glenn to be "interested persons" of Worldwide DollarVest within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of Worldwide DollarVest.

Compensation of Directors

         FAM, the investment adviser of Worldwide DollarVest, pays all compensation to all officers of Worldwide DollarVest and all Directors of Worldwide DollarVest who are affiliated with ML & Co. or its subsidiaries. Worldwide DollarVest pays each Director not affiliated with FAM (each a "non-affiliated Director") an annual fee of $2000 plus $500 for each meeting attended, and also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, $500 for each meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $ for the fiscal year ended November 30, 1999.

         The following table sets forth for the fiscal year ended November 30, 1999 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1999, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM advised funds") to the non-affiliated Directors.

                                                                                             Aggregate Compensation
                                                                                                    from Fund
                                                                                               and Other FAM/MLAM
                                                                Pension or Retirement                Advised
             Name of                      Compensation         Benefit accrued as Part            Funds Paid to
         Director/Nominee                   from Fund             of Fund Expenses             Directors/Nominees
----------------------------              ------------         -----------------------       ----------------------
Ronald W. Forbes(1)(2)                     $0                           None                    $213,900
Cynthia A. Montgomery (1)(2)               $0                           None                    $213,900
Charles C. Reilly(1)                       $6,000                       None                    $400,025
Kevin A. Ryan(1)(2)                        $0                           None                    $213,900
Roscoe S. Suddarth(1)                      $0                           None                    $0
Richard R. West(1)                         $6,000                       None                    $388,775
Edward D. Zinbarg(1)                       $6,000                       None                    $140,875

----------
(1) The Directors/Nominees serve on the Boards of FAM/MLAM advised funds as follows: Mr. Forbes (36 registered investment companies consisting of 49 portfolios), Ms. Montgomery (36 registered investment companies consisting of 49 portfolios), Mr. Reilly (55 registered investment companies consisting of 69 portfolios), Mr. Ryan (36 registered investment companies consisting of 49 portfolios), Ambassador Suddarth (6 registered investment companies consisting of 4 portfolios), Mr. West (65 registered investment companies consisting of 72 portfolios) and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).

(2) Messrs. Forbes and Ryan and Ms. Montgomery are nominees for Director but do not currently serve as Directors of Worldwide DollarVest. Mr. Suddarth was appointed to the Board in January 2000 and received no fees from the Fund in 1999.

         Officers of the Fund. The Board of Directors has elected five officers of the Fund. The following table sets forth information concerning each of these officers:

                     Name and Principal Occupation                               Office          Age    Officer Since
                     -----------------------------                               ------          ---    -------------
Terry K. Glenn.......................................................          President          59       1994*
   Executive Vice President of FAM and MLAM since 1983; Executive Vice
   President and Director of Princeton Services since 1993; President of PFD since 1986 and Director thereof since 1991; President of
   Princeton Administrators, L.P. since 1988.

Joseph T. Monagle, Jr................................................         Senior Vice         51       1994
   Senior Vice President of FAM and MLAM and Department Head of the            President
   Global Fixed Income Division since 1990; Vice President of MLAM from
   1978 to 1990; Senior Vice President of Princeton Services since 1993.

Vincent T. Lathbury, III.............................................        Vice President       59       1998
   First Vice President of MLAM since 1997; Vice President of MLAM from
   1992 to 1997; Portfolio Manager of MLAM since 1982.

Donald C. Burke......................................................        Vice President       39       1994
   Senior Vice President and Treasurer of FAM and MLAM since 1999; and
   Treasurer Senior Vice President and Treasurer of Princeton Services since
   1999; Vice President of PFD since 1999; First Vice President of MLAM from
   1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of
   Taxation of MLAM since 1990.

Ira P. Shapiro.......................................................          Secretary          36       1999
   First Vice President of MLAM since 1998; Director (Legal Advisory)
   of MLAM from 1997 to 1998; Vice President of MLAM from 1996 to 1997;
   Attorney with MLAM and FAM from 1993 to 1997.

* Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.


                   ITEM 3. SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors of Worldwide DollarVest, including a majority of the Directors who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of Worldwide DollarVest for Worldwide DollarVest's current fiscal year. Deloitte & Touche LLP ("D&T") acts as independent auditors for Worldwide DollarVest. The current fiscal year for Worldwide DollarVest is the fiscal year ending November 30, 2000.

         Worldwide DollarVest does not know or any direct or indirect financial interest of such auditors in Worldwide DollarVest. Such appointment is subject to ratification or rejection by the stockholders of Worldwide DollarVest. If the stockholders of Worldwide DollarVest approve the Reorganization, then the independent auditors selected at the Meeting will serve as the independent auditors of Worldwide DollarVest until the completion of the Reorganization. If the stockholders of Worldwide DollarVest vote against the Reorganization, then the independent auditors selected at the Meeting will continue to serve as independent auditors until the next Annual Meeting of Stockholders. Unless a contrary specification is made, the accompanying proxy of Worldwide DollarVest will be voted in favor of ratifying the selection of D&T as auditors.

         D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including FAM and MLAM, and for most other investment companies for which FAM or MLAM acts as investment adviser (including Americas Income). The Board of Directors of Worldwide DollarVest considered the fact that D&T have been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund.

         Representatives of the independent auditors are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                   INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time and Place of Meeting

         The Meeting will be held on August 23, 2000, at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 10:00 a.m., Eastern time.

Solicitation, Revocation and Use of Proxies

         A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Worldwide DollarVest. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

         All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted (i) "FOR" approval of the Agreement and Plan, (ii) "FOR" the election of the nominees to the Board of Directors, and (iii) "FOR" the ratification of the selection of D&T as independent accountants.

         It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

         Only holders of record of shares of Worldwide DollarVest at the close of business on June 27, 2000 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record
Date, there were       shares of Worldwide DollarVest common stock issued and
outstanding and entitled to vote.

Security Ownership of Certain Beneficial Owners and Management of Worldwide DollarVest and Americas Income

         To the knowledge of Worldwide DollarVest, no person or entity owned beneficially or of record 5% or more of the shares of Worldwide DollarVest outstanding on the Record Date.

         At the Record Date, the Directors and officers of Worldwide DollarVest as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of Worldwide DollarVest and owned less than 1% of the outstanding shares of common stock of ML & Co.

         To the knowledge of Worldwide DollarVest, no person or entity owned beneficially or of record 5% or more of the shares of Worldwide DollarVest outstanding on the Record Date.

         At the Record Date, the Directors and officers of Americas Income as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of Americas Income and owned less than 1% of the outstanding shares of common stock of ML & Co.

         At such date, Mr. Zeikel, a Director of each Fund, Mr. Glenn, a Director and officer of each Fund, and the other officers of the Funds owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

         For purposes of this Proxy Statement and Prospectus, each share of each class of Worldwide DollarVest is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of stockholders representing a majority of the outstanding shares of Worldwide DollarVest.

         The proposal to elect Worldwide DollarVest's Board of Directors (Item
2) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a plurality of the votes cast by Worldwide DollarVest's stockholders, voting in person or by proxy. The proposal to ratify the selection of Worldwide DollarVest's independent auditors (Item 3) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a majority of the votes cast by Worldwide DollarVest's stockholders, voting in person or by proxy.

         A quorum for purposes of the Meeting consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Worldwide DollarVest's stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Worldwide DollarVest, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Worldwide DollarVest present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Worldwide DollarVest.

Appraisal Rights

         Under Maryland law, stockholders of a company whose shares are traded publicly on a national securities exchange, such as Worldwide DollarVest are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Worldwide DollarVest may sell his or her Worldwide DollarVest shares at any time on the NYSE.

                            ADDITIONAL INFORMATION

         The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Americas Income, the Surviving Fund after the Reorganization, so as to be borne equally and exclusively on a per share basis by the stockholders of each Fund. If the Reorganization is not approved, these expenses will be allocated pro rata between the Funds according to the net asset value of the common stock of each Fund on the Meeting date. Worldwide DollarVest will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Worldwide DollarVest and will reimburse certain persons that Worldwide DollarVest may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Worldwide DollarVest.

         In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Worldwide DollarVest. Worldwide DollarVest has retained [Shareholder Communications Corporation, 17 State Street, New York, New York 10004] to aid in the solicitation of proxies, at a cost to be borne by the Combined Fund of approximately $7,500, plus out-of-pocket expenses.

         Broker-dealer firms, including Merrill Lynch, holding shares of Worldwide DollarVest in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Worldwide DollarVest understands that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Board of Directors of Worldwide DollarVest (Item 2) and the ratification of the selection of independent auditors for Worldwide Dollar Vest (Item 3) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan (Item 1). Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 2 and 3 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Items 2 and 3. Abstentions and broker non-votes will have the same effect as a vote against Item 1.

         This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which Worldwide DollarVest and Americas Income, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

         Worldwide DollarVest and Americas Income both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Worldwide DollarVest and Americas Income can be inspected and copied at the public reference room of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Call 202-942-8090 for information on the operation of the public reference room. Copies of such materials also can be obtained on the Commission's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. Reports, proxy statements and other information concerning Worldwide DollarVest can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

                               LEGAL PROCEEDINGS

         There are no material legal proceedings to which Worldwide DollarVest or Americas Income is a party.

                                LEGAL OPINIONS

         Certain legal matters in connection with the Reorganization will be passed upon for Worldwide DollarVest and Americas Income by Brown & Wood LLP, One World Trade Center, New York, New York 10048.

                                    EXPERTS

         The financial highlights of Worldwide DollarVest and Americas Income included in this Proxy Statement and Prospectus have been so included in reliance on the reports of [ ], independent auditors, given on their authority as experts in auditing and accounting. The principal business address of [ ]
is [ ]. [    ] will serve as the independent auditors for the Combined Fund after the Reorganization.

                             STOCKHOLDER PROPOSALS

         It is currently intended that the 2001 Annual Meeting of the Stockholders of Worldwide DollarVest will be held in May 2001. If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders of Worldwide DollarVest and desires to have the proposal included in Worldwide DollarVest's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of Worldwide DollarVest by [_________________].

                                    By Order of the Board of Directors,


                                    Ira P. Shapiro
                                    Secretary, Worldwide DollarVest Fund, Inc.

Plainsboro, New Jersey
Dated:                      , 2000

                                                                     EXHIBIT I

                     AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made
as of the       day of    , 2000, by and between Merrill Lynch Americas Income
Fund, Inc., a Maryland corporation ("Americas Income"), and Worldwide DollarVest Fund, Inc., a Maryland corporation ("Worldwide DollarVest" and, together with Americas Income, the "Funds").

                            PLAN OF REORGANIZATION

         The reorganization will comprise the acquisition by Americas Income of substantially all of the assets, and the assumption of substantially all of the liabilities, of Worldwide DollarVest in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.10 per share, of Americas Income and the subsequent distribution of Corresponding Shares (defined below) of Americas Income to the stockholders of Worldwide DollarVest in exchange for their shares of common stock, par value $.10 per share, of Worldwide DollarVest, in liquidation of Worldwide DollarVest, all upon and subject to the terms hereinafter set forth (the "Reorganization").

         In the course of the Reorganization, shares of Americas Income will be distributed to Worldwide DollarVest stockholders as follows: each holder of Worldwide DollarVest shares will be entitled to receive newly issued shares of Class A stock of Americas Income in an amount equal in aggregate net asset value (the "Corresponding Shares") to the shares they held in Worldwide DollarVest immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Americas Income to be received by each stockholder of Worldwide DollarVest will equal the aggregate net asset value of the Worldwide DollarVest shares owned by such stockholder on the Exchange Date (defined below). In consideration therefor, on the Exchange Date, Americas Income shall acquire substantially all of Worldwide DollarVest's assets and assume substantially all of Worldwide DollarVest's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

         As promptly as practicable after the consummation of the Reorganization, Worldwide DollarVest shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Americas Income and Worldwide DollarVest hereby agree as follows:

         1.   Representations and Warranties of Americas Income.

         Americas Income represents and warrants to, and agrees with, Worldwide DollarVest that:

         (a) Americas Income is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Americas Income has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) Americas Income is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-7794), and such registration has not been revoked or rescinded and is in full force and effect. Americas Income has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

         (c) An unaudited statement of assets and liabilities of Americas Income and an unaudited schedule of investments of Americas Income, each as of the Valuation Time (defined below), will be furnished to Worldwide DollarVest at or prior to the Exchange Date for the purpose of determining the number of shares of Americas Income to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Americas Income as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (d) Worldwide DollarVest has been furnished with Americas Income's Annual Report to Stockholders for the year ended December 31, 1999 and the financial statements appearing therein fairly present the financial position of Americas Income as of the dates indicated in conformity with generally accepted accounting principles applied on a consistent basis.

         (e) Worldwide DollarVest has been furnished with the prospectus and statement of additional information of Americas Income, each dated March 30, 2000 and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (f) Americas Income has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Americas Income, threatened against it which assert liability on the part of Americas Income or which materially affect its financial condition or its ability to consummate the Reorganization. Americas Income is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provision of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) Americas Income is not a party to or obligated under any provision of its Articles of Incorporation, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

         (i) There are no material contracts outstanding to which Americas Income is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Worldwide DollarVest prior to the Valuation Time.

         (j) Americas Income has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities contained in its Annual Report to Stockholders referred to above, those incurred in the ordinary course of its business as an investment company since the date of Americas Income's most recent annual or semi-annual report to stockholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Americas Income will advise Worldwide DollarVest in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Americas Income of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto
Rico).

         (l) The registration statement filed by Americas Income on Form N-14 relating to the shares of Americas Income to be issued pursuant to this Agreement, which includes the proxy statement of Worldwide DollarVest and the prospectus of Americas Income with respect to the transaction contemplated herein, and any supplement, or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Americas Income
(i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Americas Income for use in the N-14 Registration Statement as provided in Section 6(f) of this Agreement.

         (m) Americas Income is authorized to issue [400,000,000] shares of common stock, par value $.10 per share, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

         (n) Americas Income shares to be issued to Worldwide DollarVest pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Americas Income will have any preemptive right of subscription or purchase in respect thereof.

         (o) At or prior to the Exchange Date, Americas Income shares to be transferred to Worldwide DollarVest for distribution to the stockholders of Worldwide DollarVest on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Worldwide DollarVest presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (p) At or prior to the Exchange Date, Americas Income will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Americas Income to Worldwide DollarVest.

         2.   Representations and Warranties of Worldwide DollarVest.

         Worldwide DollarVest represents and warrants to, and agrees with, Americas Income that:

         (a) Worldwide DollarVest is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Worldwide DollarVest has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) Worldwide DollarVest is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-07127), and such registration has not been revoked or rescinded and is in full force and effect. Worldwide DollarVest has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify for its taxable year ending upon liquidation.

         (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of Worldwide DollarVest shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Americas Income, and (ii) all other assets owned by Worldwide DollarVest or liabilities incurred as of the Valuation Time.

         (d) Worldwide DollarVest has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (e) An unaudited statement of assets and liabilities of Worldwide DollarVest and an unaudited schedule of investments of Worldwide DollarVest, each as of the Valuation Time, will be furnished to Americas Income at or prior to the Exchange Date for the purpose of determining the number of shares of Americas Income to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Worldwide DollarVest as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (f) Americas Income has been furnished with Worldwide DollarVest's Annual Report to Stockholders for the year ended November 30, 1999 and the financial statements appearing therein fairly present the financial position of Worldwide DollarVest as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Worldwide DollarVest, threatened against it which assert liability on the part of Worldwide DollarVest or which materially affect its financial condition or its ability to consummate the Reorganization. Worldwide DollarVest is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) There are no material contracts outstanding to which Worldwide DollarVest is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Americas Income prior to the Valuation Time.

         (i) Worldwide DollarVest is not a party to or obligated under any provision of its Articles of Incorporation, as amended and restated, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

         (j) Worldwide DollarVest has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities contained in the Annual Report to Stockholders referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 1999 and those incurred in connection with the Reorganization. As of the Valuation Time, Worldwide DollarVest will advise Americas Income in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (k) Worldwide DollarVest has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Worldwide DollarVest have been adequately provided for on its books, and no tax deficiency or liability of Worldwide DollarVest has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

         (l) At both the Valuation Time and the Exchange Date, Worldwide DollarVest will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Worldwide DollarVest will have good and marketable title to all of the Investments, and Americas Income will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

         (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Worldwide DollarVest of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

         (n) The N-14 Registration Statement, on its effective date, at the time of the Worldwide DollarVest stockholders' meeting referred to in Section 6(b) of this Agreement and on the Exchange Date, insofar as it relates to Worldwide DollarVest (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Worldwide DollarVest for use in the N-14 Registration Statement as provided in Section 6(f) of this Agreement.

         (o) Worldwide DollarVest is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share all of which are classified as Common Stock; each outstanding share is fully paid and nonassessable and has full voting rights.

         (p) The books and records of Worldwide DollarVest made available to Americas Income and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Worldwide DollarVest.

         (q) Worldwide DollarVest will not sell or otherwise dispose of any of the shares of Americas Income to be received in the Reorganization, except in distribution to the stockholders of Worldwide DollarVest.

         3.   The Reorganization.

         (a) Subject to receiving the requisite approval of the stockholders of Worldwide DollarVest, and to the other terms and conditions contained herein, Worldwide DollarVest agrees to convey, transfer and deliver to Americas Income and Americas Income agrees to acquire from Worldwide DollarVest, on the Exchange Date, substantially all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Worldwide DollarVest, and assume substantially all of the liabilities of Worldwide DollarVest, in exchange solely for that number of Class A shares of Americas Income provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date, Worldwide DollarVest will distribute all shares of Americas Income received by it to its stockholders in exchange for their corresponding Worldwide DollarVest shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Americas Income in the amounts due the stockholders of Worldwide DollarVest based on their respective holdings in Worldwide DollarVest as of the Valuation Time.

         (b) Worldwide DollarVest will pay or cause to be paid to Americas Income any interest or dividends it receives on or after the Exchange Date with respect to the Investments transferred to Worldwide DollarVest hereunder.

         (c) The Valuation Time shall be 4:00 P.M., Eastern Time, on ________________, 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

         (d) Americas Income will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Worldwide DollarVest, except that recourse for such liabilities will be limited to the net assets of Worldwide DollarVest acquired by Americas Income. The known liabilities of Worldwide DollarVest as of the Valuation Time shall be confirmed in writing to Americas Income by Worldwide DollarVest pursuant to
Section 2(j) of this Agreement.

         (e) Americas Income and Worldwide DollarVest will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Worldwide DollarVest to Americas Income.

         (f) Worldwide DollarVest will be dissolved following the Exchange Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

         4. Issuance and Valuation of Shares of Americas Income in the Reorganization.

         Full shares of Americas Income, and to the extent necessary, fractional shares of Americas Income, of an aggregate net asset value equal to the net asset value of the assets of Worldwide DollarVest acquired, determined as hereinafter provided, reduced by the amount of liabilities of Worldwide DollarVest assumed by Americas Income, shall be issued by Americas Income in exchange for such assets of Worldwide DollarVest. The net asset value of Worldwide DollarVest and Americas Income shall be determined as of the Valuation Time in accordance with the procedures described in the prospectus and statement of additional information of Americas Income, each dated March 30, 2000. Such valuation and determination shall be made by Americas Income in cooperation with Worldwide DollarVest. Americas Income shall issue the Corresponding Shares to Worldwide DollarVest in certificates or share deposit receipts registered in the name of Worldwide DollarVest. Worldwide DollarVest shall distribute Corresponding Shares of Americas Income to its stockholders by redelivering such certificates to Financial Data Services, Inc.

         5.   Payment of Expenses.

         (a) With respect to expenses incurred in connection with the Reorganization, (i) each Fund shall pay all expenses incurred that are attributable solely to such Fund and the conduct of its business, and (ii) Americas Income shall pay, subsequent to the Exchange Date and pro rata according to each Fund's net assets at the Valuation Time, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include the cost of preparing and filing a ruling request with the Internal Revenue Service, legal and accounting fees, printing costs, filing fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

         (b) If the Reorganization is not approved, these expenses will be allocated pro rata between the Funds according to the net asset value of the Common Stock of each Fund on the Meeting date.

         (c) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

         6. Covenants of Americas Income and Worldwide DollarVest.

         (a) Americas Income agrees to hold an Annual Meeting of the stockholders of Americas Income as soon as is practicable for the purpose of considering an amendment to the investment objective and policies of Americas Income.

         (b) Worldwide DollarVest agrees to hold the annual meeting of the stockholders of Worldwide DollarVest as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement. It shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Worldwide DollarVest issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such meeting at or prior to the Valuation Time.

         (c) Americas Income and Worldwide DollarVest each covenants to operate the business of Americas Income and Worldwide DollarVest, respectively, as presently conducted between the date hereof and the Exchange Date.

         (d) Worldwide DollarVest agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Americas Income shares other than to the stockholders of Worldwide DollarVest and without first paying or adequately providing for the payment of all of Worldwide DollarVest's liabilities not assumed by Americas Income, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

         (e) Worldwide DollarVest undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Worldwide DollarVest has ceased to be a registered investment company.

         (f) Americas Income will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Americas Income and Worldwide DollarVest agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (g) Americas Income has no plan or intention to sell or otherwise dispose of the assets of Worldwide DollarVest to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

         (h) Worldwide DollarVest and Americas Income each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Americas Income agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Worldwide DollarVest for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Worldwide DollarVest shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Worldwide DollarVest with respect to Worldwide DollarVest's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Worldwide DollarVest (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Worldwide DollarVest to the extent such expenses have been accrued by Worldwide DollarVest in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P. ("MLAM") at the time such tax returns and Forms 1099 are prepared.

         (i) Worldwide DollarVest agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

         (j) Following the consummation of the Reorganization, Americas Income expects to stay in existence and continue its business as a non-diversified, open-end management investment company registered under the 1940 Act.

         7.   Exchange Date.

         (a) Delivery of the assets of Worldwide DollarVest to be transferred, together with any other Investments, and the Americas Income shares to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Worldwide DollarVest and Americas Income, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Worldwide DollarVest shall cause such Investments to be transferred to Americas Income's account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

         (b) Worldwide DollarVest will deliver to Americas Income on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Americas Income hereunder, certified by Deloitte & Touche LLP.

         (c) As soon as practicable after the close of business on the Exchange Date, Worldwide DollarVest shall deliver to Americas Income a list of the names and addresses of all of the stockholders of record of Worldwide DollarVest on the Exchange Date and the number of shares of Worldwide DollarVest owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for Worldwide DollarVest or by its President.

         8.   Worldwide DollarVest Conditions.

         The obligations of Worldwide DollarVest hereunder shall be subject to the following conditions:

         (a) That the required vote of the stockholders of Americas Income has been obtained approving the proposal to amend the investment objective and policies of Americas Income at a special meeting of Americas Income stockholders called for that purpose at or prior to consummation of the Reorganization;

         (b) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of Worldwide DollarVest, issued and outstanding and entitled to vote thereon, and by the Board of Directors of Americas Income; and that Americas Income shall have delivered to Worldwide DollarVest a copy of the resolution approving this Agreement adopted by Americas Income's Board of Directors, certified by the Secretary of Americas Income.

         (c) That Americas Income shall have furnished to Worldwide DollarVest a statement of Americas Income's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Americas Income's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Americas Income's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Americas Income since the date of Americas Income's most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

         (d) That Americas Income shall have furnished to Worldwide DollarVest a certificate signed by Americas Income's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Americas Income made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Americas Income has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

         (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (f) That Worldwide DollarVest shall have received an opinion of Brown & Wood LLP, as counsel to both Americas Income and Worldwide DollarVest, in form and substance satisfactory to Worldwide DollarVest and dated the Exchange Date, to the effect that (i) each of Americas Income and Worldwide DollarVest is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Americas Income to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by Americas Income, and no stockholder of Americas Income has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of Americas Income or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of Americas Income and Worldwide DollarVest, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, restated and supplemented, the by-laws, as amended, or any agreement (known to such counsel) to which either Americas Income or Worldwide DollarVest is a party or by which either Americas Income or Worldwide DollarVest is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) Worldwide DollarVest has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Worldwide DollarVest will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Americas Income and Worldwide DollarVest of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither Americas Income nor Worldwide DollarVest, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Americas Income, Worldwide DollarVest or their respective stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Americas Income or Worldwide DollarVest, the unfavorable outcome of which would materially and adversely affect Americas Income or Worldwide DollarVest; (xii) all corporate actions required to be taken by Americas Income and Worldwide DollarVest to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Americas Income and Worldwide DollarVest; and (xiii) such opinion is solely for the benefit of Americas Income and Worldwide DollarVest and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Americas Income or Worldwide DollarVest contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Americas Income and Worldwide DollarVest with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Americas Income and Worldwide DollarVest.

         (g) That Worldwide DollarVest shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Worldwide DollarVest to Americas Income in exchange solely for shares of Americas Income as provided in this Agreement will constitute a reorganization within the meaning of
Section 368(a)(1)(D) of the Code, and Worldwide DollarVest and Americas Income will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Worldwide DollarVest as a result of the asset transfer solely in exchange for Americas Income shares or on the distribution of the Americas Income stock to Worldwide DollarVest stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Americas Income on the receipt of assets of Worldwide DollarVest in exchange for Americas Income shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Worldwide DollarVest on the receipt of Corresponding Shares of Americas Income in exchange for their shares of Worldwide DollarVest; (v) in accordance with Section 362(b) of the Code, the tax basis of the Worldwide DollarVest assets in the hands of Americas Income will be the same as the tax basis of such assets in the hands of Worldwide DollarVest immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Americas Income received by the stockholders of Worldwide DollarVest in the Reorganization will be equal to the tax basis of the shares of Worldwide DollarVest surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Americas Income will be determined by including the period for which such stockholder held the shares of Worldwide DollarVest exchanged therefor, provided that such Worldwide DollarVest shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Americas Income's holding period with respect to the Worldwide DollarVest assets transferred will include the period for which such assets were held by Worldwide DollarVest; and (ix) the taxable year of Worldwide DollarVest will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Americas Income will succeed to and take into account certain tax attributes of Worldwide DollarVest, such as earnings and profits, capital loss carryovers and method of accounting.

         (h) That all proceedings taken by Americas Income and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Worldwide DollarVest.

         (i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Americas Income, be contemplated by the Commission.

         (j) That Worldwide DollarVest shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Worldwide DollarVest, to the effect that (i) they are independent public accountants with respect to Americas Income within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Americas Income included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Worldwide DollarVest and Americas Income and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Americas Income included in the N-14 Registration Statement, and inquiries of certain officials of Americas Income responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Worldwide DollarVest and Americas Income and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Americas Income appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Americas Income or from schedules prepared by officials of Americas Income having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Americas Income or would prohibit the Reorganization.

         (l) That Worldwide DollarVest shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Worldwide DollarVest, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

         9.   Americas Income Conditions.

         The obligations of Americas Income hereunder shall be subject to the following conditions:

         (a) That the required vote of the stockholders of Americas Income has been obtained approving the proposal to amend the investment objective and policies of Americas Income at a special meeting of Americas Income stockholders called for that purpose at or prior to consummation of the Reorganization;

         (b) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Worldwide DollarVest and by the affirmative vote of the holders of a majority of the shares of common stock of Worldwide DollarVest issued and outstanding and entitled to vote thereon, voting together as a single class; and that Worldwide DollarVest shall have delivered to Americas Income a copy of the resolution approving this Agreement adopted by Worldwide DollarVest's Board of Directors, and a certificate setting forth the vote Worldwide DollarVest stockholders obtained, each certified by the Secretary of Worldwide DollarVest.

         (c) That Worldwide DollarVest shall have furnished to Americas Income a statement of Worldwide DollarVest's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Worldwide DollarVest's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Worldwide DollarVest's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Worldwide DollarVest since the date of Worldwide DollarVest's most recent annual or semi-annual report to stockholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

         (d) That Worldwide DollarVest shall have furnished to Americas Income a certificate signed by Worldwide DollarVest's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Worldwide DollarVest made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Worldwide DollarVest has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (e) That Worldwide DollarVest shall have delivered to Americas Income a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Worldwide DollarVest for the period ended November 30, 1999 (which returns originally were prepared and filed by Worldwide DollarVest), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Worldwide DollarVest for the period covered thereby; and that for the period from December 1, 1999, to and including the Exchange Date and for any taxable year of Worldwide DollarVest ending upon the liquidation of Worldwide DollarVest, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from December 1, 1999, to and including the Exchange Date and for any taxable year of Worldwide DollarVest ending upon the liquidation of Worldwide DollarVest or that Worldwide DollarVest would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

         (f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (g) That Americas Income shall have received an opinion of Brown & Wood LLP, as counsel to both Americas Income and Worldwide DollarVest, in form and substance satisfactory to Americas Income and dated the Exchange Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as Americas Income reasonably may deem necessary or desirable.

         (h) That Americas Income shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(g) of this Agreement.

         (i) That Americas Income shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Americas Income, to the effect that (i) they are independent public accountants with respect to Worldwide DollarVest within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Worldwide DollarVest included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Worldwide DollarVest and Americas Income and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Worldwide DollarVest included in the N-14 Registration Statement, and inquiries of certain officials of Worldwide DollarVest responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Americas Income and Worldwide DollarVest and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Worldwide DollarVest appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Worldwide DollarVest or from schedules prepared by officials of Worldwide DollarVest having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

         (j) That the Investments to be transferred to Americas Income shall not include any assets or liabilities which Americas Income, by reason of charter limitations or otherwise, may not properly acquire or assume.

         (k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Worldwide DollarVest, be contemplated by the Commission.

         (l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Worldwide DollarVest or would prohibit the Reorganization.

         (l) That Americas Income shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Americas Income, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

         (m) That all proceedings taken by Worldwide DollarVest and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Americas Income.

         (n) That prior to the Exchange Date, Worldwide DollarVest shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

         10.  Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Worldwide DollarVest) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of Worldwide DollarVest and Americas Income; (ii) by the Board of Directors of Worldwide DollarVest if any condition of Worldwide DollarVest's obligations set forth in
Section 8 of this Agreement has not been fulfilled or waived by such Board; or
(iii) by the Board of Directors of Americas Income if any condition of Americas Income's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

         (b) If the transactions contemplated by this Agreement have not been consummated by __________, 2000, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Worldwide DollarVest and Americas Income.

         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Worldwide DollarVest or Americas Income or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

         (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Worldwide DollarVest or Americas Income, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of Worldwide DollarVest and Americas Income have delegated to MLAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Worldwide DollarVest and Americas Income to do so.

         (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Worldwide DollarVest nor Americas Income nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Worldwide DollarVest or Americas Income against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Worldwide DollarVest and Americas Income to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Worldwide DollarVest unless such terms and conditions shall result in a change in the method of computing the number of shares of Americas Income to be issued to Worldwide DollarVest in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Worldwide DollarVest prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Worldwide DollarVest promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

         11.  Indemnification.

         (a) Worldwide DollarVest hereby agrees to indemnify and hold Americas Income harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Americas Income may incur or sustain by reason of the fact that (i) Americas Income shall be required to pay any corporate obligation of Worldwide DollarVest, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Worldwide DollarVest which were omitted or not fairly reflected in the financial statements to be delivered to Americas Income in connection with the Reorganization; (ii) any representations or warranties made by Worldwide DollarVest in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Worldwide DollarVest has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of Worldwide DollarVest and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Worldwide DollarVest by Americas Income.

         (b) Americas Income hereby agrees to indemnify and hold Worldwide DollarVest harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Worldwide DollarVest may incur or sustain by reason of the fact that (i) any representations or warranties made by Americas Income in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Americas Income has been breached in any material respect, or
(iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to stockholders of Worldwide DollarVest and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Americas Income by Worldwide DollarVest.

         (c) In the event that any claim is made against Americas Income in respect of which indemnity may be sought by Americas Income from Worldwide DollarVest under Section 11(a) of this Agreement, or in the event that any claim is made against Worldwide DollarVest in respect of which indemnity may be sought by Worldwide DollarVest from Americas Income under Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or
(ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Worldwide DollarVest and Americas Income that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

         12.  Other Matters.

         (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Americas Income will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

         THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH AMERICAS INCOME FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Americas Income's transfer agent with respect to such shares. Worldwide DollarVest will provide Americas Income on the Exchange Date with the name of any Worldwide DollarVest stockholder who is to the knowledge of Worldwide DollarVest an affiliate of Worldwide DollarVest on such date.

         (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

         (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Worldwide DollarVest or Americas Income, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

         (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

         (e) Copies of the Articles of Incorporation, as amended, restated and supplemented, of Worldwide DollarVest and Americas Income are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                      MERRILL LYNCH AMERICAS INCOME FUND, INC.


                                      BY______________________________________
                                          (                , PRESIDENT)
ATTEST:


_______________________________________
(                   , SECRETARY)


                                      WORLDWIDE DOLLARVEST FUND, INC.


                                      BY:_____________________________________
                                             (       , VICE PRESIDENT AND
                                                            TREASURER)

ATTEST:


_______________________________________
(             , SECRETARY)

                      STATEMENT OF ADDITIONAL INFORMATION

                        WORLDWIDE DOLLARVEST FUND, INC.
                   MERRILL LYNCH AMERICAS INCOME FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                                (609) 282-2800

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Worldwide DollarVest Fund, Inc. ("Worldwide DollarVest") and Merrill Lynch Americas Income Fund, Inc. ("Americas Income") dated , 2000 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Americas Income at 1-800-456-4587, ext. 123, or by writing to Americas Income at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

         Further information about Americas Income is contained in and incorporated by reference to its Statement of Additional Information, dated March 30, 2000, which is incorporated by reference into and accompanies this Statement of Additional Information.

         The Commission maintains a web site (http://www.sec.gov) that contains the prospectus of each of Worldwide DollarVest and Americas Income, the statement of additional information of Americas Income, other material incorporated by reference and other information regarding Worldwide DollarVest and Americas Income.

         The date of this Statement of Additional Information is              ,
2000.

                               TABLE OF CONTENTS

General Information..........................................................2
Financial Statements.........................................................2



                              GENERAL INFORMATION

         The stockholders of Worldwide DollarVest are being asked to approve the acquisition of substantially all of the assets of Worldwide DollarVest, and the assumption of substantially all of the liabilities of Worldwide DollarVest, by Americas Income in exchange solely for an equal aggregate value of Class A shares of Americas Income (the "Reorganization"). Americas Income is an open-end management investment company organized as a Maryland corporation. An Annual Meeting of Stockholders of Worldwide DollarVest to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on August 23, 2000, at 10:00 a.m., Eastern time.

         For detailed information about the Reorganization, stockholders of Worldwide DollarVest should refer to the Proxy Statement and Prospectus. For further information about Americas Income, stockholders should refer to Americas Income's Statement of Additional Information, dated March 30, 2000, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                             FINANCIAL STATEMENTS

         Pro forma financial statements reflecting consummation of the Reorganization are included herein.

Americas Income

         Audited financial statements and accompanying notes for the fiscal year ended December 31, 1999, and the independent auditor's report thereon, dated February 11, 2000, of Americas Income are incorporated herein by reference from Americas Income's Annual Report to Shareholders.

Worldwide DollarVest

         Audited financial statements and accompanying notes for the fiscal year ended November 30, 1999, and the independent auditor's report thereon, dated January 5, 2000 of Worldwide DollarVest are incorporated herein by reference from Worldwide DollarVest's Annual Report to Shareholders.

                                    PART C

                               OTHER INFORMATION

Item 15.  Indemnification.

         Reference is made to Article VI of Registrant's Articles of Incorporation, Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

         Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland, provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

         In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

         Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits.


  (1)(a) Amended and Restated Articles of Incorporation of the Registrant, dated November 12, 1993.(a)
     (b)    Articles of Amendment to Articles of Incorporation of the
            Registrant.(b)
     (c) Articles Supplementary to the Articles of Incorporation of the Registrant.(b)
  (2)       By-Laws of the Registrant.(c)
  (3)       Not applicable.
  (4) Form of Agreement and Plan of Reorganization between the Registrant and Worldwide DollarVest Fund, Inc. (included as
            Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement).
  (5) Portions of the Articles of Incorporation, as amended and restated, and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(d)
  (6)(a) Investment Advisory Agreement between the Registrant and Merrill Lynch Asset Management, L.P. ("MLAM").(e)
     (b) Supplement to Investment Advisory Agreement between the Registrant and MLAM.(f) (c) Form of Sub-Advisory Agreement between MLAM and Merrill Lynch Asset Management U.K. Limited.(g)
  (7)(a) Class A Shares Distribution Agreement between the Registrant and Princeton Funds Distributor, Inc. (the "Distributor") (including Form of Selected Dealers Agreement).(g)
     (b) Class B Shares Distribution Agreement between the Registrant and the Distributor.(e) (c) Class C Shares Distribution Agreement between the Registrant and the Distributor.(g) (d) Class D Shares Distribution Agreement between the Registrant and the Distributor.(g)
  (8)       Credit Agreement between the Registrant and a syndicate of banks.
            (j)
  (9) Custody Agreement between the Registrant and Brown Brothers Harriman & Co.(e)
 (10)(a) Class B Distribution Plan of the Registrant and Class B Shares Distribution Plan Sub-Agreement.(e)
     (b) Class C Distribution Plan of the Registrant and Class C Shares Distribution Plan Sub-Agreement.(g)
     (c) Class D Distribution Plan of the Registrant and Class D Shares Distribution Plan Sub-Agreement.(g)
     (d)    Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule
            l8f-3.(h)
 (11)       Opinion and Consent of Brown & Wood LLP, counsel for the
            Registrant.*
 (12)       Private Letter Ruling from the Internal Revenue Service.*
 (13)       Not applicable.
 (14)(a)    Consent of [                             ], independent auditors
            for the Registrant.*
     (b)    Consent of [                             ], independent auditors
            for Worldwide DollarVest Fund, Inc.*
 (15)       Not applicable.
 (16) Power of Attorney (included on the signature page of this Registration Statement).
 (17)(a) Prospectus dated March 30, 2000, and Statement of Additional Information dated March 30, 2000, of the Registrant.*
     (b) Annual Report to Stockholders of the Registrant, as of December 31, 1999.*
     (c) Annual Report to Stockholders of Worldwide DollarVest Fund, Inc. as of November 30, 1999.*
     (d)    Form of Proxy

---------------
(a) Filed on August 20, 1993 as an Exhibit to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-64398) (the "Registration Statement").
(b) Filed on April 28, 1995 as an Exhibit to Post-Effective Amendment no. 3 to the Registration Statement.
(c) Filed On April 29, 1996 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.

(d)  Reference is made to Article III (Sections 2, 3, 4 and 5), Article IV,
     Article V (Sections 2, 3, 4, 5, 6 and 7), Article VI, Article VII,
     Article IX of the Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 1(a) to the Registration Statement; Articles of Amendment to the Articles of Incorporation filed as Exhibit 1(b) to the Registration Statement; Articles Supplementary to the Articles of Incorporation filed as Exhibit 1(c) to the Registration Statement; and Article II, Article III (Sections 1, 2, 3, 5, 6 and 7),
     Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws filed as Exhibit 2 to the Registration Statement.
(e) Filed on February 18, 1994, as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.
(f) Filed on April 29, 1997, as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement.
(g) Filed on October 17, 1994, as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.
(h) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).
(i) Filed on August 20, 1993 as an Exhibit to Pre-Effective Amendment No. 3 to the Registration Statement and refiled with Post-Effective Amendment No. 9 on March 30, 2000 pursuant to Electronic Data Gathering, Analysis and Retrieval (EDGAR) requirements.
(j) Incorporated by reference to Exhibit 8(b) to the Registration Statement on Form N-1A of Master Premier Growth Trust (File No. 811-09733), filed December 21, 1999.

*    To be filed by Amendment.

Item 17.  Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

                                  SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 17th day of May, 2000.

                       MERRILL LYNCH AMERICAS INCOME FUND, INC.
                                         (Registrant)


                       By       /s/ DONALD C. BURKE
                          -------------------------
                                 (Donald C. Burke, Vice President and Treasurer)

         Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke or Joseph T. Monagle Jr., or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  Signature                                    Title                               Date
                  ---------                                    -----                               ----
              /s/ TERRY K. GLENN                      President and Director
-----------------------------------------------
               (Terry K. Glenn)                    (Principal Executive Officer)               May 17, 2000


                                                   Vice President and Treasurer
             /s/ DONALD C. BURKE                       (Principal Financial
-----------------------------------------------
              (Donald C. Burke)                       and Accounting Officer)                  May 17, 2000


            /s/ CHARLES C. REILLY                            Director                          May 17, 2000
-----------------------------------------------
             (Charles C. Reilly)


             /s/ RICHARD R. WEST                             Director                          May 17, 2000
-----------------------------------------------
              (Richard R. West)


              /s/ ARTHUR ZEIKEL                              Director                          May 17, 2000
-----------------------------------------------
               (Arthur Zeikel)


            /s/ EDWARD D. ZINBARG                            Director                          May 17, 2000
-----------------------------------------------
             (Edward D. Zinbarg)

                                 EXHIBIT INDEX

  Exhibit
  Number                                                          Description
  -------                                                         -----------

(17)(d)     --                                                   Form of Proxy.

                                                               Exhibit (17)(d)

                        WORLDWIDE DOLLARVEST FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Robert Harris as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Worldwide DollarVest Fund, Inc. (the "Fund"), held of record by the undersigned on June 27, 2000 at the annual meeting of stockholders of the Fund to be held on August 23, 2000 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                              (Continued and to be signed on the reverse side)

         Please mark boxes |X| or |X| in blue or black ink.

1. To approve or disapprove an Agreement and Plan of Reorganization between Worldwide DollarVest Fund, Inc. and Merrill Lynch Americas Income Fund,
     Inc. FOR | |             AGAINST | |         ABSTAIN | |

2.   ELECTION OF   FOR all nominees listed below        WITHHOLD AUTHORITY
     DIRECTORS     (except as marked to the contrary    to vote for all nominees
                   below)  | |                          listed below  | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Arthur Zeikel and Edward D. Zinbarg.

3. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of Worldwide DollarVest Fund, Inc. to serve for the current fiscal year.

          FOR | |            AGAINST | |            ABSTAIN | |

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                 Please sign exactly as name appears hereon.
                                 When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                 Dated: ___________________________, 2000


                                   X
                                 -----------------------------------------
                                      Signature


                                    X
                                 -----------------------------------------
                                     Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.